AMENDED AND RESTATED MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

Dated as of November 1, 2003

between

UBS REAL ESTATE SECURITIES INC., f/k/a UBS WARBURG REAL ESTATE SECURITIES INC., Purchaser

and

CENDANT MORTGAGE CORPORATION and

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST
(formerly known as CENDANT RESIDENTIAL MORTGAGE TRUST)
Sellers

TABLE OF CONTENTS

Page

ARTICLE I:

DEFINITIONS

2

Section 1.01

Defined Terms

2

ARTICLE II:

SALE AND CONVEYANCE OF MORTGAGE LOANS;

POSSESSION OF MORTGAGE FILES; BOOKS AND

RECORDS; DELIVERY OF MORTGAGE LOAN

DOCUMENTS

17

Section 2.01

Sale and Conveyance of Mortgage Loans.

17

Section 2.02

Possession of Mortgage Files.

18

Section 2.03

Books and Records.

19

Section 2.04

Defective Documents; Delivery of Mortgage Loan Documents;

Pricing of the UBS Website Mortgage Loans.

19

Section 2.05

Transfer of Mortgage Loans.

20

ARTICLE III:

REPRESENTATIONS, WARRANTIES AND COVENANTS

OF THE SELLER; REPURCHASE AND SUBSTITUTION;

REVIEW OF MORTGAGE LOANS

21

Section 3.01

Representations and Warranties of each Seller.

21

Section 3.02

Representations and Warranties of the Servicer.

23

Section 3.03

Representations and Warranties as to Individual Mortgage Loans.

24

Section 3.04

Repurchase and Substitution.

39

Section 3.05

Certain Covenants of each Seller and the Servicer.

42

ARTICLE IV:

REPRESENTATIONS AND WARRANTIES OF THE

PURCHASER AND CONDITIONS PRECEDENT TO

CLOSING

42

Section 4.01

Representations and Warranties.

42

Section 4.02

Conditions Precedent to Closing.

44

ARTICLE V:

ADMINISTRATION AND SERVICING OF MORTGAGE

LOANS

45

Section 5.01

Cendant Mortgage to Act as Servicer; Servicing Standards; Additional Documents;

Consent of the Purchaser.

45

Section 5.02

Collection of Mortgage Loan Payments.

48

Section 5.03

Reports for Specially Serviced Mortgage Loans and Foreclosure Sales.

48

Section 5.04

Establishment of Collection Account; Deposits in Collection Account.

48

Section 5.05

Permitted Withdrawals from the Collection Account.

50

Section 5.06

Establishment of Escrow Accounts; Deposits in Escrow.

51

Section 5.07

Permitted Withdrawals From Escrow Accounts.

52

Section 5.08

Payment of Taxes, Insurance and Other Charges; Maintenance of

Primary Insurance Policies; Collections Thereunder.

52

Section 5.09

Transfer of Accounts.

53

Section 5.10

Maintenance of Hazard Insurance.

53

Section 5.11

Maintenance of Mortgage Impairment Insurance Policy.

55

Section 5.12

Fidelity Bond; Errors and Omissions Insurance.

55

Section 5.13

Management of REO Properties.

56

Section 5.14

Sale of Specially Serviced Mortgage Loans and REO Properties.

57

Section 5.15

Realization Upon Specially Serviced Mortgage Loans and

REO Properties.

58

Section 5.16

Investment of Funds in the Collection Account.

60

Section 5.17

Application of Buydown Funds.

61

Section 5.18

Compliance with REMIC Provisions.

62

ARTICLE VI:

REPORTS; REMITTANCES; ADVANCES

62

Section 6.01

Remittances.

62

Section 6.02

Reporting.

63

Section 6.03

Monthly Advances by the Servicer.

63

Section 6.04

Non-recoverable Advances.

63

Section 6.05

Itemization of Servicing Advances.

64

Section 6.06

Officer’s Certificate.

64

ARTICLE VII:

GENERAL SERVICING PROCEDURE

64

Section 7.01

Enforcement of Due-on-Sale Clauses, Assumption Agreements.

64

Section 7.02

Satisfaction of Mortgages and Release of Mortgage Files.

65

Section 7.03

Servicing Compensation.

66

Section 7.04

Annual Statement as to Compliance.

66

Section 7.05

Annual Independent Certified Public Accountants’ Servicing Report.

67

Section 7.06

Purchaser’s Right to Examine Servicer Records.

68

ARTICLE VIII:

REPORTS TO BE PREPARED BY THE SERVICER

68

Section 8.01

The Servicer’s Reporting Requirements.

68

Section 8.02

Financial Statements.

69

ARTICLE IX:

THE SELLERS

69

Section 9.01

Indemnification; Third Party Claims.

69

Section 9.02

Merger or Consolidation of the Seller.

70

Section 9.03

Limitation on Liability of the Sellers and Others.

70

Section 9.04

Servicer Not to Resign.

71

ARTICLE X:

DEFAULT

71

Section 10.01

Events of Default.

71

ARTICLE XI:

TERMINATION

73

Section 11.01

Term and Termination; Termination Without Cause.

73

Section 11.02

Survival.

73

ARTICLE XII:

GENERAL PROVISIONS

74

Section 12.01

Successor to the Servicer.

74

Section 12.02

Governing Law.

74

Section 12.03

Notices.

74

Section 12.04

Severability of Provisions.

75

Section 12.05

Schedules and Exhibits.

75

Section 12.06

General Interpretive Principles.

75

Section 12.07

Waivers and Amendments, Noncontractual Remedies; Preservation

of Remedies.

76

Section 12.08

Captions.

76

Section 12.09

Counterparts; Effectiveness.

76

Section 12.10

Entire Agreement; Amendment.

76

Section 12.11

Further Assurances.

76

Section 12.12

Intention of the Seller.

77

Section 12.13

No Solicitation.

77

Section 12.14

Reserved.

77

Section 12.15

Electronic Execution.

77

SCHEDULES

A.

Mortgage Loan Schedule

B.

Legal Documents

C.

Cendant Guidelines and Restrictions

EXHIBITS

Exhibit 2.05

Form of Assignment, Assumption and Recognition Agreement

Exhibit 5.03 (a)

Report P-4DL

Exhibit 5.03(b)

Report S-5L2

Exhibit 5.03(c)

Form of Notice of Foreclosure

Exhibit 5.04-1

Form of Collection Account Certification

Exhibit 5.04-2

Form of Collection Account Letter Agreement

Exhibit 5.06-1

Form of Escrow Account Certification

Exhibit 5.06-2

Form of Escrow Account Letter Agreement

Exhibit 6.02(a)

Report P-139 -- Monthly Statement of Mortgage Accounts

Exhibit 6.02(b)

Report S-50Y -- Private Pool Detail Report

Exhibit 6.02(c)

Report S-213 -- Summary of Curtailments Made Remittance Report

Exhibit 6.02(d)

Report S-214 -- Summary of Paid in Full Remittance Report

Exhibit 6.02(e)

Report S-215 -- Consolidation of Remittance Report

Exhibit 6.02(f)

Report T-62C -- Monthly Accounting Report

Exhibit 6.02(g)

Report T-62E -- Liquidation Report

Exhibit 8.01

Report P-195 Delinquency Report

Exhibit 9

Form of Officer’s Certificate

Exhibit 10

Form of Warranty Bill of Sale

Exhibit 11

Form of Additional Collateral Assignment and Servicing Agreement

Exhibit 12

Form Certification to be Provided by Servicer

AMENDED AND RESTATED MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

This Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of November 1, 2003, is entered into between UBS Real Estate Securities Inc., f/k/a UBS Warburg Real Estate Securities Inc., as the Purchaser (“Purchaser”), Cendant Mortgage Corporation (“Cendant Mortgage”) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) (the “Trust,” together with Cendant Mortgage, the “Sellers” and individually, each a “Seller”), as the Sellers.

PRELIMINARY STATEMENT

1.

Cendant Mortgage is engaged in the business, inter alia, of making loans to individuals, the repayment of which is secured by a first lien mortgage on such individuals’ residences (each, a “Mortgage Loan”). The Trust is engaged in the business of purchasing such Mortgage Loans from Cendant Mortgage and selling same to investors.

2.

Purchaser is engaged in the business, inter alia, of purchasing Mortgage Loans for its own account.

3.

Cendant Mortgage has established certain terms, conditions and loan programs, as described in Cendant Mortgage’s Program and Underwriting Guidelines (the “Cendant Guide”) and Purchaser is willing to purchase Mortgage Loans that comply with the terms of such terms, conditions and loan programs. The applicable provisions of the Cendant Guide are attached hereto as Schedule C.  In addition, Cendant Mortgage may from time to time, offer for sale Mortgage Loans to Purchaser pursuant to the UBS Website Program.

4.

Purchaser and Sellers desire to establish a flow program whereby Cendant Mortgage will make Mortgage Loans which meet the applicable provisions of the Cendant Guide and the UBS Website Program, and Purchaser will, on a regular basis, purchase such Mortgage Loans from Cendant Mortgage or the Trust, as applicable, provided the parties agree on the price, date and other conditions or considerations as set forth in this Agreement.

5.

Purchaser and Sellers wish to prescribe the terms and manner of purchase by the Purchaser and sale by the Sellers of the Mortgage Loans, and the management and servicing of the Mortgage Loans by Cendant Mortgage, as the Servicer (the “Servicer”), in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Purchaser and the Sellers agree as follows:

ARTICLE I:
DEFINITIONS

Section 1.01

Defined Terms.  Whenever used in this Agreement, the following words and phrases shall have the following meaning specified in this Article:

“Acceptance of Assignment and Assumption of Lease Agreement”: The specific agreement creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

“Affiliate”:  When used with reference to a specified Person, any Person that (i) directly or indirectly controls or is controlled by or is under common control with the specified Person, (ii) is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, or (iii) directly or indirectly is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified person is directly or indirectly the owner of 10% or more of any class of equity securities.

“Affinity Loan”:  A Mortgage Loan for which Cendant Mortgage is contractually prohibited from transferring the servicing with respect thereto as of the related Funding Date.

“Agreement”:  This Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement between the Purchaser and the Sellers.

“ALTA”:  The American Land Title Association.

“Appraised Value”:  With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan.

“ARM Loan”:  An “adjustable rate” Mortgage Loan, the Note Rate of which is subject to periodic adjustment in accordance with the terms of the Mortgage Note.

“Assignment”:  An individual assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.

“Assignment and Conveyance”:  An assignment and conveyance of the UBS Website Mortgage Loans purchased on a Closing Date.

“Assignment of Proprietary Lease”:  With respect to a Cooperative Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Proprietary Lease.

“Assignment of Recognition Agreement”:  With respect to a Cooperative Loan, an assignment of the Recognition Agreement sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Recognition Agreement.

“Bankruptcy Code”:  The Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101-1330), as amended, modified, or supplemented from time to time, and any successor statute, and all rules and regulations issued or promulgated in connection therewith.

“Business Day”:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve is closed.

“Buydown Agreement”:  An agreement between the Seller and a Mortgagor, or an agreement among the Seller, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Mortgage Loan which provides for the application of Buydown Funds.

“Buydown Funds”:  In respect of any Buydown Mortgage Loan, any amount contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage Loan, the buyer of such property, the Seller or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the mortgagor’s funds in the early years of a Mortgage Loan.

“Buydown Mortgage Loan”:  Any Mortgage Loan in respect of which, pursuant to a Buydown Agreement, (i) the Mortgagor pays less than the full monthly payments specified in the Mortgage Note for a specified period, and (ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.

“Buydown Period”:  The period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

“Cendant Guide”:  As defined in paragraph 3 of the Preliminary Statement to this Agreement.

“Code”:  The Internal Revenue Code of 1986, as amended.

“Collection Account”:  The separate trust account or accounts created and maintained pursuant to Section 5.04 which shall be entitled “Cendant Mortgage Corporation, as servicer and custodian for the Purchaser of Mortgage Loans under the Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of November 1, 2003.”

“Combined Loan-to-Value Ration” or “CLTV”:  With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of such Mortgage Loan and any other mortgage loan which is secured by a lien on the related Mortgaged Property to (i) the Appraised Value of the related Mortgaged Property at origination with respect to a Refinanced Mortgage Loan, or (ii) the lesser of the Appraised Value of the related Mortgaged Property at origination or the purchase price of the related Mortgaged Property with respect to all other Mortgage Loans.

“Condemnation Proceeds”:  All awards or settlements in respect of a taking of an entire Mortgaged Property or a part thereof by exercise of the power of eminent domain or condemnation.

“Consent”:  A document executed by the Cooperative Corporation (i) consenting to the sale of the Cooperative Unit to the Mortgagor and (ii) certifying that all maintenance charges relating to the Cooperative Unit have been paid.

“Cooperative Corporation”:  With respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

“Cooperative Lien Search”:  A search for (a) federal tax liens, mechanics’ liens, lis pendens, judgments of record or otherwise against (i) the Cooperative Corporation and (ii) the seller of the Cooperative Unit, (b) filings of Financing Statements and (c) the deed of the Cooperative Project into the Cooperative Corporation.

“Cooperative Loan”:  A Mortgage Loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

“Cooperative Project”:  With respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

“Cooperative Shares”:  With respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

“Cooperative Unit”:  With respect to any Cooperative Loan, a specific unit in a Cooperative Project.

“Credit Documents”:  Those documents, comprising part of the Mortgage File, required of the Mortgagor, as described in Section 2 (Specific Loan Program Guidelines) of the Cendant Guide.

“Cut-off Date”:  The first day of the month in which the respective Funding Date occurs.

“Defective Mortgage Loan”:  As defined in Section 3.04(3).

“Deleted Mortgage Loan”:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

“Determination Date”:  The 16th day of each calendar month, commencing on the 16th day of the month following the Funding Date, or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

“Due Date”:  With respect to any Mortgage Loan, the day of the month on which each Monthly Payment is due thereon, exclusive of any days of grace.

“Due Period”:  With respect to each Remittance Date, the period commencing on the first day of the month immediately preceding the month of such Remittance Date and ending on the last day of the month immediately preceding the month of such Remittance Date.

“Electronically”:  As it applies to any record, communication, data, signature, including but not limited to any manifestation of assent, such as “clicking” on an on-screen icon, word or graphic, shall mean any digital, analog, optical or magnetic means, method, or process now known or hereafter developed, used to evidence such item or event.

“Eligible Account”:  One or more accounts (i) that are maintained with a depository institution the long-term unsecured debt obligations of which have been rated by each Rating Agency in one of its two highest rating categories at the time of any deposit therein, (ii) that are trust accounts with any depository institution held by the depository institution in its capacity as a corporate trustee, or (iii) the deposits in which are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured such that the Purchaser has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained. In addition, solely with respect to Mortgage Loans which are not part of a securitization, “Eligible Account’ shall include any accounts that meet the standards established from time to time by FNMA for eligible custodial depositories.

“Environmental Assessment”:  A “Phase I” environmental assessment of a Mortgaged Property prepared by an Independent Person who regularly conducts environmental assessments and who has any necessary license(s) required by applicable law and has five years experience in conducting environmental assessments.

“Environmental Conditions Precedent to Foreclosure”:  As defined in Section 5.15.

“Environmental Laws”:  All federal, state, and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants or industrial, toxic or hazardous substances or wastes into the environment, including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or industrial, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

“Escrow Account”:  The separate trust account or accounts created and maintained pursuant to Section 5.06 which shall be entitled “Cendant Mortgage Corporation, as servicer and custodian for the Purchaser under the Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of November 1, 2003 (as amended), and various mortgagors.”

“Escrow Payments”:  The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

“Estoppel Letter”:  A document executed by the Cooperative Corporation certifying, with respect to a Cooperative Unit, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Stock Certificate was registered in the Mortgagor’s name and the Cooperative Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such Stock Certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative Corporation have been paid.

“Event of Default”:  Any one of the conditions or circumstances enumerated in Section 10.01.

“FDIC”:  The Federal Deposit Insurance Corporation or any successor organization.

“FHLMC”:  The Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or any successor organization.

“FHLMC Servicing Guide”:  The FHLMC/Freddie Mac Sellers’ and Servicers’ Guide in effect on and after the Funding Date.

“Fidelity Bond”:  A fidelity bond to be maintained by the Servicer pursuant to Section 5.12.

“Financing Statement”:  A financing statement in the form of a UCC-1 filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

“Financing Statement Change”:  A financing statement in the form of a UCC-3 filed to continue, terminate, release, assign or amend an existing Financing Statement.

“FNMA”:  The Federal National Mortgage Association (also known as Fannie Mae) or any successor organization.

“FNMA Guide”:  The FNMA/Fannie Mae Selling Guide and the Servicing Guide, collectively, in effect on and after the Funding Date.

“Funding Date”:  Each date that Purchaser purchases Mortgage Loans from the Sellers hereunder.

“Gross Margin”:  With respect to each ARM Loan, the fixed percentage added to the Index on each Rate Adjustment Date, as specified in each related Mortgage Note and listed in the Mortgage Loan Schedule.

“Independent”:  With respect to any specified Person, such Person who: (i) does not have any direct financial interest or any material indirect financial interest in the applicable Mortgagor, the Sellers, the Purchaser, or their Affiliates; and (b) is not connected with the applicable Mortgagor, the Sellers, the Purchaser, or their respective Affiliates as an officer, employee, promoter, underwriter, trustee, member, partner, shareholder, director, or Person performing similar functions.

“Index”:  With respect to each ARM Loan, on each Rate Adjustment Date, the applicable rate index set forth on the Mortgage Loan Schedule, which shall be an index described on such Mortgage Loan Schedule.

“Initial Rate Cap”:  With respect to each ARM Loan, the provision in a Mortgage Note that limits permissible increases and decreases in the Note Rate on the first Rate Adjustment Date, to an amount set forth in the Mortgage Note and the Mortgage Loan Schedule.

“Insolvency Proceeding”:  With respect to any Person: (i) any case, action, or proceeding with respect to such Person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, or relief of debtors; or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of the creditors generally of such Person or any substantial portion of such Person’s creditors; in any case undertaken under federal, state or foreign law, including the Bankruptcy Code.

“Insurance Proceeds”:  Proceeds of any Primary Insurance Policy, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own or its Affiliates’ account or managed by it for third-party institutional investors.

“Legal Documents”:  Those documents set forth in Schedule B of this Agreement.

“Lender-Paid Mortgage Insurance Rate”:  With respect to any Mortgage Loan, the Lender-Paid Mortgage Insurance Rate for any “lender-paid” Primary Insurance Policy shall be a per annum rate equal to the percentage indicated on the Mortgage Loan Schedule.

“Liquidation Proceeds”: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received by the Servicer in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property in accordance with the provisions hereof.

“Loan-to-Value Ratio” or “LTV”:  With respect to any Mortgage Loan, the original principal balance of such Mortgage Loan divided by the lesser of the Appraised Value of the related Mortgaged Property or the purchase price. The Loan-to-Value Ratio of any Additional Collateral Mortgage Loan (as defined in Exhibit 11 hereto) shall be calculated by reducing the principal balance of such Additional Collateral Mortgage Loan by the amount of Additional Collateral (as defined in Exhibit 11 hereto) with respect to such Mortgage Loan.

“MAI Appraiser”:  With respect to any real property, a member of the American institute of Real Estate Appraisers with a minimum of 5 years of experience appraising real property of a type similar to the real property being appraised and located in the same geographical area as the real property being appraised.

“Maximum Rate”:  With respect to each ARM Loan, the rate per annum set forth in the related Mortgage Note as the maximum Note Rate thereunder. The Maximum Rate as to each ARM Loan is set forth on the related Mortgage Loan Schedule.

“Minimum Rate”:  With respect to each ARM Loan, the rate per annum set forth in the related Mortgage Note as the minimum Note Rate thereunder. The Minimum Rate as to each ARM Loan is set forth on the related Mortgage Loan Schedule.

“Monthly Advance”:  The aggregate amount of the advances made by the Servicer on any Remittance Date pursuant to and as more fully described in Section 6.03.

“Monthly Payment”:  The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

“Mortgage”:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on either (i) with respect to a Mortgage Loan other than a Cooperative Loan, an unsubordinated estate in fee simple in real property or (ii) with respect to a Cooperative Loan, the Proprietary Lease and related Cooperative Shares, which in either case secures the Mortgage Note.

“Mortgage File”:  With respect to a particular Mortgage Loan, the Credit Documents, origination and servicing documents utilized by prudent institutional mortgage loan originators and servicers with respect to mortgage loans comparable to the Mortgage Loans, copies of the Legal Documents (and any original Legal Documents that may be in the possession of the Seller or Servicer from time to time) and any additional documents required to be added to the Mortgage File pursuant to this Agreement, the related Purchase Price and Terms Letter or the UBS Website.

“Mortgage Loan”:  Each individual mortgage loan, UBS Website Mortgage Loan or Cooperative Loan (including all Legal Documents and all documents included in the Mortgage File evidencing the same, all Monthly Payments, Principal Prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, and other proceeds relating thereto, and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith) which is the subject of this Agreement and the related Purchase Price and Terms Letter or the UBS Website. The Mortgage Loans subject to this Agreement which are not UBS Website Mortgage Loans shall be identified on Mortgage Loan Schedules prepared in connection with each Funding Date and will be an exhibit to the Warranty Bill of Sale.  The UBS Website Mortgage Loans shall be identified on the UBS Website.

“Mortgage Loan Schedule”:  With respect to Mortgage Loans which are not UBS Website Mortgage Loans, the list of Mortgage Loans identified on each Funding Date that sets forth the following information with respect to each Mortgage Loan (as amended from time to time to reflect the addition of any Qualified Substitute Mortgage Loans): (1) the Seller; (2) a code indicating whether the Mortgage Loan is an ARM Loan or a fixed rate Mortgage Loan; (3) the Mortgage Loan identifying number, (4) the Mortgagor’s first and last name; (5) the street address of the Mortgaged Property including the city, state and zip code; (6) the original principal balance of the Mortgage Loan; (7) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date; (8) the Unpaid Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date; (9) the last scheduled Due Date on which a Monthly Payment was applied to the Scheduled Principal Balance; (10) the last Due Date on which a Monthly Payment was actually applied to the Unpaid Principal Balance; (11) the Note Rate in effect immediately following origination; (12) the Note Rate in effect immediately following the Cut-off Date (if different from (11)); (13) the amount of the Monthly Payment at origination; (14) the amount of the Monthly Payment as of the Cut-off Date (if different from (13)); (15) a code indicating whether the Mortgaged Property is owner-occupied, a second home or an investor property; (16) a code indicating whether the Mortgaged Property is a single family residence, a two-family residence, a three-family residence, a four-family residence, a planned-unit development, or a condominium; (17) a code indicating the loan purpose (i.e., purchase, rate/term refinance, cash-out refinance); (18) the stated maturity date; (19) the original months to maturity; (20) the remaining months to maturity from the Cut-off Date based on the original amortization schedule and, if different, the remaining months to maturity expressed in the same manner but based on the actual amortization schedule; (21) the origination date of the Mortgage Loan; (22) the Appraised Value (including the purchase price of the Mortgaged Property, if applicable) and Loan-to-Value Ratio at origination; (23) the date on which the first Monthly Payment was due on the Mortgage Loan after the origination date; (24) with respect to each ARM Loan, the Index; (25) with respect to each ARM Loan, the type of ARM (i.e., 1/1, 3/1, 5/1, etc.); (26) with respect to each ARM Loan, the Gross Margin; (27) with respect to each ARM Loan, the Periodic Rate Cap; (28) with respect to each ARM Loan, the Initial Rate Cap (if different from the Periodic Rate Cap) (29) with respect to each ARM Loan, the Maximum Rate; (30) with respect to each ARM Loan, the Minimum Rate; (31) with respect to each ARM Loan, the first Rate Adjustment Date immediately following origination; (32) with respect to each ARM Loan, the first Rate Adjustment Date immediately following the Cut-off Date (if different from (31)); (33) a code indicating the documentation style of the Mortgage Loan; (34) a code indicating if the Mortgage Loan is subject to a Primary Insurance Policy and, if so, the name of the Qualified Mortgage Insurer, the certificate number and the coverage amount of the Primary Insurance Policy; (35) a code indicating if the Loan is subject to a “lender-paid” Primary Insurance Policy and, if so, the name of the Qualified Mortgage Insurer, the certificate number and the coverage amount of the Primary Insurance Policy, and the Lender-Paid Mortgage Insurance Rate; (36) the Servicing Fee Rate; (37) a code indicating whether such Loan is a Buydown Mortgage Loan and, if so, the term of such Buydown Loan; (38) a code indicating whether or not an ARM Loan is convertible to a fixed interest rate; (39) a code indicating whether a Mortgage Loan is an Additional Collateral Mortgage Loan and, if so, the type of Seller’s Additional Collateral program and the total pledged amount; (40) the Seller’s program pursuant to which the Mortgage Loan was underwritten; (41) a code indicating whether the Mortgage Loan is subject to a prepayment penalty and, if so, the term of such prepayment penalty; (42) the credit score (or mortgage score) of the Mortgagor; (43) a code indicating the number of times the Mortgage Loan was delinquent in the prior twelve months; (44) the debt-to-income ratio of the Mortgage Loan; and (45) a code indicating whether the Mortgage Loan is subject to Negative Amortization and, if so, the amount of such Negative Amortization (expressed as a percentage of the original principal balance).

The Mortgage Loan Schedule shall set forth the following information, in aggregate, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the original principal balance of the Mortgage Loans; (3) the Scheduled Principal Balance of the Mortgage Loans; (4) the weighted average Note Rate of the Mortgage Loans; (5) the weighted average Remittance Rate of the Mortgage Loans; (4) the weighted average remaining months to maturity of the Mortgage Loans; and (5) with respect to ARM Loans, the weighted average Gross Margin and the weighted average number of months until the next Rate Adjustment Date. A Mortgage Loan Schedule will be prepared for each Funding Date and will be attached to the Warranty Bill of Sale. The Mortgage Loan Schedule shall be delivered to the Purchaser in both hard copy and electronic format.

“Mortgage Note”:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

“Mortgaged Property”:  With respect to a Mortgage Loan (other than a Cooperative Loan), the underlying real property securing repayment of a Mortgage Note, consisting of a fee simple estate and with respect to a Cooperative Loan, the underlying Cooperative Shares and the related Proprietary Lease securing payment of the Mortgage Note.

“Mortgagor”:  The obligor on a Mortgage Note.

“Negative Amortization”:  That portion of interest accrued at the Note Rate in any month which exceeds the Monthly Payment on the related Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Mortgage Loan. Any Mortgage Loan that permits Negative Amortization will be identified by a code on the Mortgage Loan Schedule or the UBS Website along with a percentage indicating the maximum negative amortization permitted as a percentage of the scheduled Unpaid Principal Balance.

“Non-recoverable Advance”:  As of any date of determination, any Monthly Advance or Servicing Advance previously made or any Monthly Advance or Servicing Advance proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Servicer and in accordance with the servicing standard set forth in Section 5.01, will not or, in the case of a proposed advance, would not be ultimately recoverable pursuant to Section 5.05 (3) or (4) hereof. The determination by the Servicer that it has made a Non-recoverable Advance or that any proposed advance would constitute a Non-recoverable Advance shall be evidenced by an Officer’s Certificate satisfying the requirements of Section 6.04 hereof and delivered to the Purchaser on or before the Determination Date in any month.

“Note Rate”:  With respect to any Mortgage Loan at any time any determination thereof is to be made, the annual rate at which interest accrues thereon.

“Offering Materials”:  All documents, tapes, or other materials relating to the Mortgage Loans provided by Seller to Purchaser prior to Purchaser submitting its bid to purchase the Mortgage loans.

“Officers’ Certificate”:  A certificate signed by (i) the President or a Vice President and (ii) the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered by the Servicer to the Purchaser as required by this Agreement.

“Payment Adjustment Date”:  The date on which Monthly Payments shall be adjusted. Payment Adjustment Date shall occur on the date which is eleven months from the first payment date for the Mortgage Loan, unless otherwise specified in the Mortgage Note, and on each anniversary of such first Payment Adjustment Date.

“Payoff’: With respect to any Mortgage Loan, any payment or recovery received in advance of the last scheduled Due Date of such Mortgage Loan, which payment or recovery consists of principal in an amount equal to the outstanding principal balance of such Mortgage Loan, all accrued and unpaid prepayment penalties, premiums, and/or interest with respect thereto, and all other unpaid sums due with respect to such Mortgage Loan.

“Periodic Rate Cap”: With respect to each ARM Loan, the provision in each Mortgage Note that limits permissible increases and decreases in the Note Rate on any Rate Adjustment Date to an amount set forth in the Mortgage Note and on the Mortgage Loan Schedule or the UBS Website.

“Permitted Investments”: Investments that mature, unless payable on demand, not later than the Business Day preceding the related Remittance Date; provided that such investments shall only consist of the following:

(i)

direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

repurchase obligations (the collateral for which is held by a third party) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest rating categories;

(iii)

certificates of deposit, time deposits and bankers’ acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such bank or trust company (or, in the case of the principal depository institution of a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in one of its two highest rating categories;

(iv)

commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest rating category; and

(v)

any other demand, money market or time deposit account or obligation, or interest-bearing or other security or investment, acceptable to the Purchaser (such acceptance evidenced in writing);

provide further that “Permitted Investments” shall not include any instrument described hereunder which evidences either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

“Person”:  Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Pledge Instruments”:  With respect to each Cooperative Loan, the Stock Power, the Assignment of the Proprietary Lease, the Assignment of the Mortgage Note and the Acceptance of Assignment and Assumption of Lease Agreement.

“Prepaid Monthly Payment”:  Any Monthly Payment received prior to its scheduled Due Date and which is intended to be applied to a Mortgage Loan on its scheduled Due Date.

“Primary Insurance Policy”:  Each primary policy of mortgage insurance in effect with respect to a Mortgage Loan and as so indicated on the Mortgage Loan Schedule or the UBS Website, or any replacement policy therefor obtained by the Servicer pursuant to Section 5.08.

“Principal Prepayment”:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

“Principal Prepayment Period”:  The month preceding the month in which the related Remittance Date occurs.

“Proprietary Lease”:  The lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

“Purchase Price”:  As to each Mortgage Loan to be sold hereunder, the price set forth in the Purchase Price and Terms Letter or as set forth on the UBS Website.

“Purchase Price and Terms Letter”:  With respect to any pool of Mortgage Loans purchased and sold on any Funding Date other than those Mortgage Loans purchased and sold pursuant to the UBS Website Program, the letter agreement(s) between the Purchaser and Seller (including any exhibits, schedules and attachments thereto), setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Purchaser on such Funding Date. A Purchase Price and Terms Letter may relate to more than one pool of Mortgage Loans to be purchased on one or more Funding Dates hereunder.

“Purchaser”:  UBS Real Estate Securities Inc., f/k/a UBS Warburg Real Estate Securities Inc., or its successor in interest or any successor under this Agreement appointed as herein provided.

“Purchaser’s Account”:  The account of the Purchaser at a bank or other entity most recently designated in a written notice by the Purchaser to the Sellers as the “Purchaser’s Account.”

“Qualified Mortgage Insurer”:  American Guaranty Corporation, Commonwealth Mortgage Assurance Company, General Electric Mortgage Insurance Companies, Mortgage Guaranty Insurance Corporation, PMI Mortgage Insurance Company, Republic Mortgage Insurance Company or United Guaranty Residential Insurance Corporation, as long as such mortgage insurer remains FNMA and FHLMC approved.

“Qualified Substitute Mortgage Loan”:  A Mortgage Loan substituted by a Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due and received in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Unpaid Principal Balance of the Deleted Mortgage Loan and not less than ninety percent (90%) of the Unpaid Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be distributed by the applicable Seller to the Purchaser in the month of substitution), (ii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iii) have a Note Rate not less than (and not more than one percentage point greater than) the Note Rate of the Deleted Mortgage Loan, (iv) with respect to each ARM Loan, have a Minimum Rate not less than that of the Deleted Mortgage Loan, (v) with respect to each ARM Loan, have a Maximum Rate not less than that of the Deleted Mortgage Loan and not more than two (2) percentage points above that of the Deleted Mortgage Loan, (vi) with respect to each Adjustable Rate Mortgage Loan, have a Gross Margin not less than that of the Deleted Mortgage Loan, (vii) with respect to each ARM Loan, have a Periodic Rate Cap equal to that of the Deleted Mortgage Loan, (viii) have a Loan-to-Value Ratio at the time of substitution equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan at the time of substitution, (ix) with respect to each ARM Loan, have the same Rate Adjustment Date as that of the Deleted Mortgage Loan, (x) with respect to each ARM Loan, have an Index the same as the Deleted Mortgage Loan, (xi) comply as of the date of substitution with each representation and warranty set forth in Sections 3.01, 3.02 and 3.03, (xii) be in the same credit grade category as the Deleted Mortgage Loan and (xiii) have the same prepayment penalty term adjusts.

“Rate Adjustment Date”:  With respect to each ARM Loan, the date on which the Note Rate

“Rating Agency”:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Moody’s Investors Service, Inc., and Fitch, Inc.

“Recognition Agreement”:  An agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

“Record Date”:  The close of business of the last Business Day of the month immediately preceding the month of the related Remittance Date.

“Refinanced Mortgage Loan”:  A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

“REMIC”:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Internal Revenue Code or any similar tax vehicle providing for the pooling of assets (such as a Financial Asset Security Investment Trust).

“Remittance Date”:  The 18th day of each calendar month, commencing on the 18th day of the month following the Funding Date, or, if such 18th day is not a Business Day, then the next Business Day immediately preceding such 18th day.

“Remittance Rate”:  With respect to each Mortgage Loan, the related Note Rate minus the Servicing Fee Rate and Lender-Paid Mortgage Insurance Rate, if applicable.

“REO Disposition”:  The final sale by the Servicer of any REO Property.

“REO Disposition Proceeds”:  All amounts received with respect to any REO Disposition.

“REO Property”:  A Mortgaged Property acquired by the Servicer on behalf of the Purchaser as described in Semen 5.13.

“Repurchase Price”:  As to (a) any Defective Mortgage Loan required to be repurchased hereunder with respect to which a breach occurred or (b) any Mortgage Loan required to be repurchased pursuant to Section 3.04 and/or Section 7.02, an amount equal to (1)(A) prior to the three month anniversary of the related Funding Date with respect to such Mortgage Loan, the product of the Scheduled Principal Balance of such Mortgage Loan at the time of repurchase, times the greater of (x) the Purchase Price percentage as stated in the related Purchase Price and Terms Letter or the UBS Website, and (y) 100%, and (B) thereafter, the Scheduled Principal Balance of such Mortgage Loan at the time of repurchase; plus (2) interest on such Mortgage Loan at the applicable Note Rate from the last date through which interest has been paid and distributed to the Purchaser hereunder to the end of the month of repurchase; plus (3) any costs and damages incurred by Purchaser in connection with any violation of such Mortgage Loan of any predatory or abusive lending law; minus (4) any amounts received in respect of such Defective Mortgage Loan which are being held in the Collection Account for future remittance.

“Scheduled Principal Balance”:  With respect to any Mortgage Loan, (i) the outstanding principal balance as of the Funding Date after application of principal payments due on or before such date whether or not received, minus (ii) all amounts previously remitted to the Purchaser with respect to such Mortgage Loan representing (a) payments or other recoveries of principal, or (b) advances of principal made pursuant to Section 6.03.

“Sellers”:  Cendant Mortgage Corporation, a New Jersey corporation and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), a Delaware business trust, or their successors in interest or any successor under this Agreement appointed as herein provided.

“Servicer”:  Cendant Mortgage Corporation, a New Jersey corporation.

“Servicing Advances”:  All “out of pocket” costs and expenses that are customary, reasonable and necessary which are incurred by the Servicer in the performance of its servicing obligations hereunder, including (without duplication) (i) reasonable attorneys’ fees and (ii) the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the servicing, management and liquidation of any Specially Serviced Mortgaged Loans and/or any REO Property, and (d) compliance with the Servicer’s obligations under Section 5.08.

“Servicing Event”:  Any of the following events with respect to any Mortgage Loan: (1) any Monthly Payment being more than 60 days delinquent; (ii) any filing of an Insolvency Proceeding by or on behalf of the related Mortgagor, any consent by or on behalf of the related Mortgagor to the filing of an Insolvency Proceeding against such Mortgagor, or any admission by or on behalf of such Mortgagor of its inability to pay such Person’s debts generally as the same become due; (iii) any filing of an Insolvency Proceeding against the related Mortgagor that remains undismissed or unstayed for a period of 60 days after the filing thereof; (iv) any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of the related Mortgagor or with respect to any Mortgaged Property; (v) any receipt by the Servicer of notice of the foreclosure or proposed foreclosure of any other lien on the related Mortgaged Property; (vi) any proposal of a material modification (as reasonably determined by the Seller) to such Mortgage Loan due to a default or imminent default under such Mortgage Loan; or (vii) in the reasonable judgment of the Servicer, the occurrence, or likely occurrence within 60 days, of a payment default with respect to such Mortgage Loan that is likely to remain uncured by the related Mortgagor within 60 days thereafter.

“Servicing Fee”:  The annual fee, payable monthly to the Servicer out of the interest portion of the Monthly Payment actually received on each Mortgage Loan. The Servicing Fee with respect to each Mortgage Loan for any calendar month (or a portion thereof) shall be 1/12 of the product of (i) the Scheduled Principal Balance of the Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan.

“Servicing Fee Rate”:  (i) with respect to any ARM Loan, 0.375% per annum; provided that, prior to the first Rate Adjustment Date with respect to any such Mortgage Loan, such rate may be, at the Servicer’s option, not less than 0.25% per annum; and (ii) with respect to any Mortgage Loan other than an ARM Loan, 0.25% per annum or, in each case, as otherwise set forth in the Purchase Price and Terms Letter and Mortgage Loan Schedule or the UBS Website, as applicable.

“Servicing Officer”: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a written list of servicing officers furnished by the Servicer to the Purchaser upon request therefor by the Purchaser, as such fist may from time to time be amended.

“Specially Serviced Mortgage Loan”: A Mortgage Loan as to which a Servicing Event has occurred and is continuing.

“Stock Certificate”:  With respect to a Cooperative Loan, the certificates evidencing ownership of the Cooperative Shares issued by the Cooperative Corporation.

“Stock Power”:  With respect to a Cooperative Loan, an assignment of the Stock Certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

“UBS Website”:  The dedicated Internet website, its sub-sites and other information and requirements contained therein, maintained by or on behalf of Purchaser for the purpose of purchasing Mortgage Loans.

“UBS Website Mortgage Loan”:  A Mortgage Loan which is sold from Seller to Purchaser pursuant to the UBS Website Program.

“UBS Website Program”:  The program instituted by Purchaser for the purpose of purchasing Mortgage Loans pursuant to the UBS Website, which are evidenced by the UBS Website, the related user agreement with the related seller, this Agreement, and any other document executed in connection therewith.

“Uniform Commercial Code”:  The Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“Unpaid Principal Balance”:  With respect to any Mortgage Loan, at any time, the actual outstanding principal balance then payable by the Mortgagor under the terms of the related Mortgage Note including any cumulative Negative Amortization.

“Warranty Bill of Sale”:  With respect to Mortgage Loans not sold and purchased pursuant to the UBS Website Program, a warranty bill of sale with respect to the Mortgage Loans purchased on a Funding Date in the form annexed hereto as Exhibit 10.

ARTICLE II:
SALE AND CONVEYANCE OF MORTGAGE LOANS;
POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS;
DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01

Sale and Conveyance of Mortgage Loans.

Seller agrees to sell and Purchaser agrees to purchase, from time to time, those certain Mortgage Loans identified in a Mortgage Loan Schedule or on the UBS Website, at the price and on the terms set forth herein and in the related Purchase Price and Terms Letter or the UBS Website. Purchaser, on any Funding Date, shall be obligated to purchase only such Mortgage Loans set forth in the applicable Mortgage Loan Schedule or the UBS Website, as applicable, subject to the terms and conditions of this Agreement and the related Purchase Price and Terms Letter or the UBS Website, as applicable.

Purchaser will purchase Mortgage Loan(s) from Seller on such Funding Dates as may be agreed upon by Purchaser and Seller. The closing shall, at Purchaser’s option be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person at such place, as the parties shall agree. On the Funding Date and subject to the terms and conditions of this Agreement, each Seller will sell, transfer, assign, set over and convey to the Purchaser, without recourse except as set forth in this Agreement, and the Purchaser will purchase, all of the right, title and interest of the applicable Seller in and to the Mortgage Loans being conveyed by it hereunder, as identified on the Mortgage Loan Schedule or the UBS Website.

In addition, Seller may, from time to time, offer for sale a Mortgage Loan pursuant to the UBS Website Program.  In connection with such offer, the Seller shall upload onto the UBS Website all parameters required on the UBS Website in order for the issuance of a preliminary rate-lock quote.  The UBS Website shall generate a rate-lock quote based on the parameters uploaded by the Seller.  If the Seller accepts such quote, it shall indicate its acceptance on the UBS Website.  The Seller acknowledges that any rate-lock quote issued pursuant to the UBS Website is conditioned upon the satisfactory loan due diligence described herein and as further set forth in UBS Website Program documents.

Examination of the Mortgage Files may be made by Purchaser or its designee as follows. Upon Purchaser’s request, Seller shall make the Credit Documents available to Purchaser for review, at Seller’s place of business and during reasonable business hours. Purchaser may, at its option and without notice to Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Loan files shall not affect Purchaser’s rights to demand repurchase, substitution or other relief as provided herein.

On the Funding Date and in accordance with the terms herein, Purchaser will pay to Seller, by wire transfer of immediately available funds, the Purchase Price, together with interest, if any, accrued from the Cut-off Date through the day immediately preceding the Funding Date, according to the instructions to be provided, respectively, by Cendant Mortgage and the Trust. With respect to the sale of any Mortgage Loan which is not a UBS Website Mortgage Loan, Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to Purchaser a Warranty Bill of Sale with respect to the Mortgage Loans in the form annexed hereto as Exhibit 10.  With respect to the sale of any UBS Website Mortgage Loan, Seller, simultaneously with the payment of the Purchase Price, shall Electronically execute an Assignment and Conveyance with respect to the Mortgage Loans.  Purchaser and Sellers hereby agree that any reference to an “Agreement” within the Assignment and Conveyance shall mean this Agreement, and the reference to “Section 2.3” in the Assignment and Conveyance shall mean “Section 2.04” of this Agreement.

Purchaser shall be entitled to all scheduled principal due after the Cut-off Date, all other recoveries of principal collected after the Cut-off Date and all payments of interest on the Mortgage Loans (minus that portion of any such payment which is allocable to the period prior to the Cut-off Date). Notwithstanding the foregoing, on the first Remittance Date after the Funding Date the Purchaser shall be entitled to receive the interest accrued from the Cut-off Date through the day immediately preceding the Funding Date. The principal balance of each Mortgage Loan as of the Cut-off Date is determined after application of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, any Prepaid Monthly Payments shall not be applied to the principal balance as of the Cut-off Date. Such Prepaid Monthly Payments shall be the property of Purchaser. Seller shall hold any such Prepaid Monthly Payments for the benefit of Purchaser for subsequent remittance by Seller to Purchaser. All scheduled payments of principal due on or before the Cut-off Date and collected by Seller after the Cut-off Date shall belong to Seller.

Section 2.02

Possession of Mortgage Files.

Upon the sale of any Mortgage Loan, the ownership of such Mortgage Loan, including the Mortgage Note, the Mortgage, other Legal Documents and the contents of the related Mortgage File and all rights, benefits, payments, proceeds and obligations arising therefrom or in connection therewith, shall then be vested in the Purchaser, and the ownership of all records and documents with respect to such Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and, to the extent retained by the Seller, shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in a custodial capacity only. The contents of such Mortgage File not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof and the Sellers’ possession of the contents of each Mortgage File so retained is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Seller is in a custodial capacity only. Mortgage Files shall be maintained separately from the other books and records of the Seller. Each Seller shall release from its custody of the contents of any Mortgage File only in accordance with written instructions from the Purchaser, except where such release is required as incidental to the Servicer `s servicing of the Mortgage Loans or is in connection with a repurchase or substitution of any such Mortgage Loan pursuant to Section 3.04.

Any documents released to a Seller or the Servicer in connection with the foreclosure or servicing of any Mortgage Loan shall be held by such Person in trust for the benefit of the Purchaser in accordance with this Section 2.02. Such Person shall return to the Purchaser such documents when such Person’s need therefor in connection with such foreclosure or servicing no longer exists (unless sooner requested by the Purchaser); provided that, if such Mortgage Loan is liquidated, then, upon the delivery by a Seller or the Servicer to the Purchaser of a request for the release of such documents and a certificate certifying as to such liquidation, the Purchaser shall promptly release and, to the extent necessary, deliver to such Person such documents.

Section 2.03

Books and Records.

The sale of each of its Mortgage Loans shall be reflected on the applicable Seller’s balance sheet and other financial statements as a sale of assets by the applicable Seller. Each Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans it conveyed to the Purchaser which shall be clearly marked to reflect the sale of each Mortgage Loan to the Purchaser and the ownership of each Mortgage Loan by the Purchaser.

Section 2.04

Defective Documents; Delivery of Mortgage Loan Documents; Pricing of the UBS Website Mortgage Loans.

With respect to Mortgage Loans which are not UBS Website Mortgage Loans, no later than 5 Business Days prior to the Funding Date (or such other time as set forth on Schedule B), Seller will deliver to Purchaser or its custodian, Legal Documents required pursuant to Schedule B with respect to each Mortgage Loan to be purchased on such Funding Date.

With respect to UBS Website Mortgage Loans, in accordance with the requirements of the UBS Website Program, Seller will, prior to the respective Funding Date, deliver Mortgage Loans to Purchaser or Purchaser’s designee by delivering for each Mortgage Loan: (1) all Legal Documents listed on Schedule B hereto, and (2) any other documents set forth on the UBS Website or in the Cendant Guide.

The Purchaser or the Purchaser’s designee may perform due diligence reviews on the related credit file and legal file relating to such UBS Website Mortgage Loan.  If the Purchaser makes such examination prior to the Funding Date and identifies any UBS Website Mortgage Loans that do not conform in any material respect to the terms of the Cendant Guide, such Mortgage Loans may, at the Purchaser’s option, be rejected for purchase by the Purchaser. The Purchaser may, at its option, purchase a UBS Website Mortgage Loan without conducting any partial or complete examination. The fact that the Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s (or any of its successors’) rights to demand repurchase or other relief or remedy provided for in this Agreement.

The results of any such due diligence review will be posted on the UBS Website.  Based upon the results of such due diligence review, a final rate-lock quote will be generated, which quote may be accepted or rejected by the Seller in accordance with the provisions and procedures set forth in the Cendant Guide and on the UBS Website.  If the Seller accepts (or is deemed to accept) such rate-lock quote, the Seller shall sell, and the Purchaser shall purchase, such UBS Website Mortgage Loan on the related Funding Date for a purchase price based on the percentage of par set forth in the final rate-lock quote (each such percentage of par with respect to the related UBS Website Mortgage Loan, the “Purchase Price Percentage”).

The Servicer shall forward to the Purchaser original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Servicer shall provide the Purchaser with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety days of its submission for recordation.

At the Purchaser’s request, the Assignments shall be promptly recorded in the name of the Purchaser or in the name of a Person designated by the Purchaser in all appropriate public offices for real property records. If any such Assignment is lost or returned unrecorded because of a defect therein, then the applicable Seller shall promptly prepare a substitute Assignment to cure such defect and thereafter cause each such Assignment to be duly recorded. All recording fees related to such a one-time recordation of the Assignments to or by a Seller shall be paid by the applicable Seller.

Section 2.05

Transfer of Mortgage Loans.

Subject to the provisions of this Section 2.05, the Purchaser shall have the right, without the consent of the Sellers, at any time and from time to time, to assign any of the Mortgage Loans and all or any part of its interest under this Agreement and designate any person to exercise any rights of the Purchaser hereunder, and the assignees or designees shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. The Sellers recognize that the Mortgage Loans may be divided into “packages” for resale.

All of the provisions of this Agreement shall inure to the benefit of the Purchaser and any such assignees or designees. All references to the Purchaser shall be deemed to include its assignees or designees. Utilizing resources reasonably available to the Seller without incurring any cost except the Seller’s overhead and employees’ salaries, the applicable Seller shall cooperate in any such assignment of the Mortgage Loans and this Agreement; provided that the Purchaser shall bear all costs associated with any such assignment of the Mortgage Loans and this Agreement other than such Seller’s overhead or employees’ salaries.

The Servicer and the Purchaser acknowledge that the Servicer shall continue to remit payments to the Purchaser on the Remittance Date after the transfer of the Mortgage Loans, unless the Servicer was notified in writing of the new record owner of the Mortgage Loans prior to the immediately preceding Record Date, in which case, the Servicer shall remit to the new record owner (or trustee or master servicer, as the case may be) of the Mortgage Loans.

The Servicer and Purchaser agree that in no event will the Servicer be required to remit funds or send remittance reports to more than four (4) Persons (not including the Servicer or any Affiliate or transferee thereof) at any given time with respect to any Mortgage Loans (excluding Delinquent Loans) sold on a particular Funding Date (unless otherwise agreed to by Servicer and Purchaser and/or set forth in the Warranty Bill of Sale or Assignment and Conveyance.)

Any prospective assignees of the Purchaser who have entered into a commitment to purchase any of the Mortgage Loans may review and underwrite the Servicer’s servicing and origination operations, upon reasonable prior notice to the Servicer, and the Servicer shall cooperate with such review and underwriting to the extent such prospective assignees request information or documents that are reasonably available and can be produced without unreasonable expense or effort. The Servicer shall make the Mortgage Files related to the Mortgage Loans held by the Servicer available at the Servicer’s principal operations center for review by any such prospective assignees during normal business hours upon reasonable prior notice to the Servicer (in no event less than 5 Business Days prior notice). The Servicer may, in its sole discretion, require that such prospective assignees sign a confidentiality agreement with respect to such information disclosed to the prospective assignee which is not available to the public at large and a release agreement with respect to its activities on the Servicer’s premises.

The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. The Purchaser may, subject to the terms of this Agreement, sell and transfer, in whole or in part, any or all of the Mortgage Loans; provided that no such sale and transfer shall be binding upon the Servicer unless such transferee shall agree in writing to an Assignment, Assumption and Recognition Agreement, in substantially the form of Exhibit 2.05 attached hereto, and an executed copy of such Assignment, Assumption and Recognition Agreement shall have been delivered to the Servicer. The Servicer shall evidence its acknowledgment of any transfers of the Mortgage Loans to any assignees of the Purchaser by executing such Assignment, Assumption and Recognition Agreement. The Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by any such assignees, and the previous Purchaser shall be released from its obligations hereunder accruing after the date of transfer to the extent such obligations relate to Mortgage Loans sold by the Purchaser. This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Servicer and their permitted successors, assignees and designees.

ARTICLE III:
REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE SELLER; REPURCHASE AND SUBSTITUTION;
REVIEW OF MORTGAGE LOANS

Section 3.01

Representations and Warranties of each Seller.

Each Seller, as to itself, represents, warrants and covenants to the Purchaser that as of each Funding Date or as of such date specifically provided herein:

(1)

Due Organization.  The Seller is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all licenses necessary to carry on its business now being conducted and is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon the Seller by any state having jurisdiction and in any event the Seller is or will be in compliance with the laws of any such state to the extent necessary to enforce each Mortgage Loan and with respect to Cendant Mortgage, service each Mortgage Loan in accordance with the terms of this Agreement.

(2)

Due Authority.  The Seller had the full power and authority and legal right to originate the Mortgage Loans that it originated, if any, and to acquire the Mortgage Loans that it acquired. The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law).

(3)

No Conflict.  The execution and delivery of this Agreement, the acquisition or origination, as applicable, of the Mortgage Loans by the Seller, the sale of the Mortgage Loans, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, will not conflict with or result in a breach of any of the terms, conditions or provisions of the Seller’s organizational documents and bylaws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rile, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans;

(4)

Ability to Perform.  The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(5)

No Material Default.  Neither the Seller nor any of its Affiliates is in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which the Seller or any of its Affiliates is a party or by which it (or any of its assets) is bound, which default would have a material adverse effect on the ability of the Seller to perform under this Agreement, nor, to the best of the Seller’s knowledge, has any event occurred which, with notice, lapse of time or both, would constitute a default under any such agreement, contract, instrument or indenture and have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement;

(6)

Financial Statements.  Cendant Mortgage has delivered to the Purchaser financial statements as to its fiscal year ended December 31, 2000. Except as has previously been disclosed to the Purchaser in writing: (a) such financial statements fairly present the results of operations and changes in financial position for such period and the financial position at the end of such period of Cendant Mortgage and its subsidiaries; and (b) such financial statements are true, correct and complete as of their respective dates and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. The Trust has delivered to the Purchaser financial statements dated as of December 31, 2000 (the “Trust Financials”) and such Trust Financials fairly present the results of operations and changes in financial position for such period and the financial position at the end of such period of the Trust. Except as has previously been disclosed to the Purchaser in writing, there has been no change in such Trust Financials since their date and the Trust is not aware of any errors or omissions therein;

(7)

No Change in Business.  There has been no change in the business, operations, financial condition, properties or assets of the applicable Seller since (i) in the case of Cendant Mortgage, the date of its financial statements and (ii) in the case of the Trust, the date of delivery of the Trust Financials, that would have a material adverse effect on the ability of the applicable Seller to perform its obligations under this Agreement;

(8)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of the Seller’s knowledge, threatened, against the Seller, which, either in any one instance or in the aggregate, if determined adversely to the Seller would adversely affect the sale of the Mortgage Loans to the Purchaser or the execution, delivery or enforceability of this Agreement or result in any material liability of the Seller, or draw into question the validity of this Agreement, or have a material adverse effect on the financial condition of the Seller;

(9)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, the delivery of the Legal Documents and the Mortgage Files to the Purchaser, the sale of the Mortgage Loans to the Purchaser or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Funding Date;

(10)

Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(11)

No Broker.  The Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction; and

(12)

No Untrue Information.  Neither this Agreement nor any statement, report or other agreement, document or instrument furnished or to be furnished pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading.

Section 3.02

Representations and Warranties of the Servicer.

The Servicer represents, warrants and covenants to the Purchaser that as of the Funding Date or as of such date specifically provided herein:

(1)

Ability to Service.  The Servicer is an approved seller/servicer for FNMA and FHLMC in good standing and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 of the National Housing Act, with facilities, procedures and experienced personnel necessary for the servicing of mortgage loans of the same type as the Mortgage Loans. No event has occurred that would make the Servicer unable to comply with FNMA or FHLMC eligibility requirements or that would require notification to either FNMA or FHLMC;

(2)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of the Servicer’s knowledge, threatened, against the Servicer which, either in any one instance or in the aggregate, if determined adversely to the Servicer would adversely affect the ability of the Servicer to service the Mortgage Loans hereunder in accordance with the terms hereof or have a material adverse effect on the financial condition of the Servicer; and

(3)

Collection Practices.  The origination, servicing and collection practices used by the Seller or Servicer, as applicable, and any prior originator or servicer since origination with respect to each Mortgage Note and Mortgage (including, without limitation, the establishment, maintenance and servicing of the Escrow Accounts and Escrow Payments, if any), have been legal and in accordance with applicable laws and regulations and the Legal Documents, and in all material respects proper and prudent in the mortgage origination and servicing business and in accordance with Accepted Servicing Practices. With respect to Escrow Accounts and Escrow Payments that the Servicer, on behalf of the Purchaser, is entitled to collect, all such payments are in the possession of, or under the control of, the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law, Accepted Servicing Practices and the provisions of the related Mortgage Note and Mortgage. As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable. Any Escrow Account interest required to be paid pursuant to state and local law has been properly paid and credited. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deficits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the applicable Mortgage Note. The Seller and Servicer is duly qualified, licensed, registered and otherwise authorized under all applicable federal state and local laws, and regulations, if applicable, meets the minimum capital requirements set forth by its regulator, and is in good standing to sell mortgage loans to and service mortgage loans (in the case of the Servicer) for FNMA and FHLMC and no event has occurred, including but not limited to, a change in insurance coverage, which would make the Seller or Servicer unable to comply with eligibility requirements or which would require notification to either FNMA or FHLMC.

Section 3.03

Representations and Warranties as to Individual Mortgage Loans.

With respect to each Mortgage Loan, the applicable Seller hereby makes the following representations and warranties to the Purchaser on which the Purchaser specifically relies in purchasing such Mortgage Loan. Such representations and warranties speak as of the Funding Date unless otherwise indicated, but shall survive any subsequent transfer, assignment or conveyance of such Mortgage Loans:

(1)

Mortgage Loan as Described.  Such Mortgage Loan complies with the terms and conditions set forth herein, and all of the information set forth with respect thereto on the Mortgage Loan Schedule or uploaded on the UBS Website is true and correct in all material respects;

(2)

Complete Mortgage Files.  Those Legal Documents set forth in Schedule B that are required to be delivered on or prior to the related Funding Date with respect to such Mortgage Loan have been delivered to the Purchaser. Those Legal Documents set forth in Schedule B that are required to be delivered following the related Funding Date with respect to such Mortgage Loan shall have been delivered to the Purchaser by the time periods set forth on Schedule B. The Seller is in possession of a Mortgage File respecting such Mortgage Loan, except for such documents as have been previously delivered to the Purchaser;

(3)

Owner of Record. The Mortgage relating to such Mortgage Loan has been duly recorded in the appropriate recording office, and the applicable Seller or Servicer is the owner of record of such Mortgage Loan and the indebtedness evidenced by the related Mortgage Note solely for the purpose of servicing and administering the Mortgage Loan;

(4)

Payments Current.  All payments required to be made up to and including the Funding Date for such Mortgage Loan under the terms of the Mortgage Note have been made, such that such Mortgage Loan is not delinquent 30 days and more on the Funding Date. Unless otherwise disclosed in the Mortgage Loan Schedule or the UBS Website, there has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder during the twelve months preceding the Funding Date; and, if the Mortgage Loan is a Cooperative Loan, no foreclosure action or private or public sale under the Uniform Commercial Code has ever been threatened or commenced with respect to the Cooperative Loan;

(5)

No Outstanding Charges. There are no delinquent taxes, insurance premiums, assessments, including assessments payable in future installments, or other outstanding charges affecting the Mortgaged Property related to such Mortgage Loan;

(6)

Original Terms Unmodified.  The terms of the Mortgage Note and the Mortgage related to such Mortgage Loan (and the Proprietary Lease and the Pledge Instruments with respect to each Cooperative Loan) have not been impaired, waived, altered or modified in any material respect, except that a Mortgage Loan may have been modified by a written instrument (a copy of which is in the Mortgage File and which has been recorded, if necessary to protect the interests of the Purchaser) and the terms of which are reflected in the related Mortgage Loan Schedule or the UBS Website;

The substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Insurance Policy and title insurance policy, to the extent required by the related policies.

(7)

No Defenses.  The Mortgage Note and the Mortgage related to such Mortgage Loan (and the Acceptance of Assignment and Assumption of Lease Agreement related to each Cooperative Loan) are not subject to any right of rescission, set-off or defense, including the defense of usury, nor will the operation of any of the terms of such Mortgage Note and such Mortgage, or the exercise of any right thereunder, render such Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off or defense, including the defense of usury and no such right of rescission, set-off or defense has been asserted with respect thereto;

(8)

Hazard Insurance.  (a) All buildings upon the Mortgaged Property related to such Mortgage Loan are insured by an insurer acceptable to FNMA or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where such Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of either Section 5.10 or Section 5.11. If any Mortgaged Property is in an area identified by the Federal Emergency Management Agency as having special flood hazards and such flood insurance has been made available, then the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than as required pursuant to Section 5.10. All such insurance policies (collectively, the “hazard insurance policy”) contain a standard mortgagee clause naming the originator of such Mortgage Loan, its successors and assigns, as insured mortgagee. Such policies are the valid and binding obligations of the insurer, and all premiums thereon due to date have been paid. The related Mortgage obligates the Mortgagor thereunder to maintain all such insurance at such Mortgagor’s cost and expense, and on such Mortgagor’s failure to do so, authorizes the holder of such Mortgage to maintain such insurance at such Mortgagor’s cost and expense and to seek reimbursement therefor from such Mortgagor; or (b) in the case of a condominium or unit in a planned unit development (“PUD”) project that is not covered by an individual policy, the condominium or PUD project is covered by a “master” or “blanket” policy and there exists and is in the Mortgage File a certificate of insurance showing that the individual unit that secures the first mortgage is covered under such policy. The insurance policy contains a standard mortgagee clause naming the originator of such Mortgage Loan (and its successors and assigns), as insured mortgagee. Such policies are the valid and binding obligations of the insurer, and all premiums thereon have been paid. The insurance policy provides for advance notice to the Seller or Servicer if the policy is canceled or not renewed, or if any other change that adversely affects the Seller’s interests is made; the policy includes the types and amounts of coverage provided, describes any endorsements that are part of the “master” policy and would be acceptable pursuant to the FNMA Guide. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Neither of the Sellers or the Servicer (nor any prior originator or servicer of any of the Mortgage Loans) nor any Mortgagor has engaged in any act or omission which has impaired or would impair the coverage of any insurance policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either;

(9)

Compliance With Applicable Laws.  All requirements of any federal, state or local law (including usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending laws, or disclosure laws) applicable to the origination and servicing of such Mortgage Loan have been complied with in all material respects;

(10)

No Satisfaction of Mortgage.  The Mortgage related to such Mortgage Loan has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(11)

Valid First Lien.  The Mortgage (including any Negative Amortization, if applicable), related to such Mortgage Loan is a valid, subsisting and enforceable perfected first lien on the related Mortgaged Property, including all improvements on the related Mortgaged Property, which Mortgaged Property is free and clear of any encumbrances and hens having priority over the first lien of the Mortgage subject only to (a) the lien of current real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording of such Mortgage which are acceptable to mortgage lending institutions generally, are referred to in the lender’s title insurance policy and do not adversely affect the market value or intended use of the related Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by such Mortgage or the use, enjoyment, or market value of the related Mortgaged Property; with respect to each Cooperative Loan, each Acceptance of Assignment and Assumption of Lease Agreement creates a valid, enforceable and subsisting first security interest in the collateral securing the related Mortgage Note subject only to (a) the lien of the related Cooperative Corporation for unpaid assessments representing the obligor’s pro rata share of the Cooperative Corporation’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Acceptance of Assignment and Assumption of Lease Agreement; provided, however, that the appurtenant Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Cooperative Project;

(12)

Validity of Documents.  The Mortgage Note and the Mortgage related to such Mortgage Loan (and the Acceptance of Assignment and Assumption of Lease Agreement with respect to each Cooperative Loan) are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles (regardless whether such enforcement is considered in a proceeding in equity or at law). Either the Mortgagor or the guarantor of the Mortgage Loan is a natural person or the Mortgagor is an inter vivos trust meeting the requirements of FNMA;

(13)

Valid Execution of Documents.  All parties to the Mortgage Note and the Mortgage related to such Mortgage Loan had legal capacity to enter into such Mortgage Loan and to execute and deliver the related Mortgage Note and the related Mortgage and the related Mortgage Note and the related Mortgage have been duly and properly executed by such parties; with respect to each Cooperative Loan, all parties to the Mortgage Note and the Mortgage Loan had legal capacity to execute and deliver the Mortgage Note, the Acceptance of Assignment and Assumption of Lease Agreement, the Proprietary Lease, the Stock Power, the Recognition Agreement, the Financing Statement and the Assignment of Proprietary Lease and such documents have been duly and properly executed by such parties; each Stock Power (i) has all signatures guaranteed or (ii) if all signatures are not guaranteed, then such Cooperative Shares will be transferred by the stock transfer agent of the Cooperative Corporation if the Seller undertakes to convert the ownership of the collateral securing the related Cooperative Loan;

(14)

Full Disbursement of Proceeds.  Such Mortgage Loan has closed and the proceeds of such Mortgage Loan have been fully disbursed prior to the Funding Date; provided that, with respect to any Mortgage Loan originated within the previous 120 days, alterations and repairs with respect to the related Mortgaged Property or any part thereof may have required an escrow of funds in an amount sufficient to pay for all outstanding work within 120 days of the origination of such Mortgage Loan, and, if so, such funds are held in escrow by the Seller, a title company or other escrow agent. There is no obligation for the mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the mortgagee pursuant to the Mortgage Note or Mortgage”;

(15)

Ownership.  The Mortgage Note and the Mortgage related to such Mortgage Loan have not been assigned, pledged or otherwise transferred by the applicable Seller, in whole or in part, and the Seller has good and marketable title thereto, and the Seller is the sole owner thereof (and with respect to any Cooperative Loan, the sole owner of the related Acceptance of Assignment and Assumption of Lease Agreement) and has full right and authority to transfer and sell such Mortgage Loan, and is transferring such Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

(16)

Doing Business.  All parties that have had any interest in such Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” or licensing requirements of the laws of the state wherein the related Mortgaged Property is located;

(17)

Title Insurance.  (a) Such Mortgage Loan is covered by an ALTA lender’s title insurance policy or short form title policy acceptable to FNMA and FHLMC (or, in jurisdictions where ALTA policies are not generally approved for use, a lender’s title insurance policy acceptable to FNMA and FHLMC), issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring (subject to the exceptions contained in clauses (11)(a) and (b) above) the Seller or Servicer, its successors and assigns as to the first priority lien of the related Mortgage in the original principal amount of such Mortgage Loan including any Negative Amortization and in the case of ARM Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of such Mortgage providing for adjustment to the applicable Note Rate and Monthly Payment. Additionally, either such lender’s title insurance policy affirmatively insures that there is ingress and egress to and from the Mortgaged Property or, if not, then the Seller warrants that there is ingress and egress to and from the Mortgaged Property and the lender’ s title insurance policy affirmatively insures against encroachments by or upon the related Mortgaged Property or any interest therein or any other adverse circumstance that either is disclosed or would have been disclosed by an accurate survey. The Seller or Servicer is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser without any further act. No claims have been made under such lender’s title insurance policy, neither the Seller, nor any prior holder of the related Mortgage has done, by act or omission, anything that would impair the coverage of such lender’s insurance policy, and there is no act, omission, condition, or information that would impair the coverage of such lender’s insurance policy; (b) The mortgagee title insurance policy covering each unit mortgage in a condominium or PUD project related to such Mortgage Loan meets all requirements of FNMA and FHLMC;

(18)

No Defaults.  (a) There is no default, breach, violation or event of acceleration existing under the Mortgage, the Mortgage Note, or any other agreements, documents, or instruments related to such Mortgage Loan; (b) there is no event that, with the lapse of time, the giving of notice, or both, would constitute such a default, breach, violation or event of acceleration; (c) the Mortgagor(s) with respect to such Mortgage Loan is (1) not in default under any other Mortgage Loan or (2) the subject of an Insolvency Proceeding; (d) no event of acceleration has previously occurred, and no notice of default has been sent, with respect to such Mortgage Loan; (e) in no event has the Seller or the Servicer (or any prior holder or prior servicer) waived any of its rights or remedies in respect of any default, breach, violation or event of acceleration under the Mortgage, the Mortgage Note, or any other agreements, documents, or instruments related to such Mortgage Loan; and (f) with respect to each Cooperative Loan, there is no default in complying with the terms of the Mortgage Note, the Acceptance of Assignment and Assumption of Lease Agreement and the Proprietary Lease and all maintenance charges and assessments (including assessments payable in the future installments, which previously became due and owing) have been paid, and the Seller has the right under the terms of the Mortgage Note, Acceptance of Assignment and Assumption of Lease Agreement and Recognition Agreement to pay any maintenance charges or assessments owed by the Mortgagor;

(19)

No Mechanics’ Liens.  There are no mechanics’ or similar hens, except such liens as are expressly insured against by a title insurance policy, or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(20)

Location of Improvements; No Encroachments.  All improvements that were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property except as permitted under the terms of the FNMA Guide and the FHLMC Selling Guide; no improvement located on or part of any Mortgaged Property is in violation of any applicable zoning law or regulation, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property, and with respect to the use and occupancy of the same, including certificates of occupancy, have been made or obtained from the appropriate authorities;

(21)

Origination; Payment Temps.  Principal payments on such Mortgage Loan commenced or will commence no more than 60 days after funds were disbursed in connection with such Mortgage Loan. For ARM Loans, on the initial Rate Adjustment Date set forth on the Mortgage Loan Schedule or the UBS Website, and on the Rate Adjustment Dates occurring thereafter, the Mortgage Loan is subject to a new Note Rate equal to the then current Index rate plus the Gross Margin set forth on the Mortgage Loan Schedule or the UBS Website, subject to the Initial Rate Cap, Periodic Rate Cap, Maximum Mortgage Interest Rate and Minimum Mortgage Interest Rate set forth on the Mortgage Loan Schedule or the UBS Website. Each Mortgage Note requires a monthly payment which is sufficient (a) during the period prior to the first adjustment to the Note Rate, to fully amortize the original principal balance over the original term thereof and to pay interest at the related Note Rate, and (b) during the period following each Rate Adjustment Date, to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Note Rate. The Mortgage Notes provide that when the Note Rate changes on a Rate Adjustment Date, the then outstanding principal balance will be re-amortized over the remaining life of the Mortgage Loan. No ARM Loan permits conversion to a fixed interest rate. The related Mortgage Note is payable on the first day of each month in arrears, in accordance with the payment terms described on the related Mortgage Loan Schedule or the UBS Website. With respect to any Mortgage Loan subject to Negative Amortization the Monthly Payments are sufficient during the period following each Payment Adjustment Date to fully amortize the outstanding principal balance as of the first day of such period (including any Negative Amortization) over the original term thereof in accordance with the terms and conditions set forth in the Mortgage Note ;

(22)

Due On Sale.  Except as otherwise noted on the Mortgage Loan Schedule or as identified on the UBS Website, the related Mortgage contains the usual and customary “due-on-sale” clause or other similar provision for the acceleration of the payment of the Unpaid Principal Balance of such Mortgage Loan if the related Mortgaged Property or any interest therein is sold or transferred without the prior consent of the mortgagee thereunder;

(23)

Prepayment Penalty.  Except as otherwise noted on the Mortgage Loan Schedule or as identified on the UBS Website, such Mortgage Loan is not subject to any Prepayment Penalty. For any Mortgage Loan originated prior to October 1, 2002 that is subject to a prepayment penalty, such prepayment penalty does not extend beyond five years after the date of origination.  For any Mortgage Loan originated on or following October 1, 2002 that is subject to a prepayment penalty, such prepayment penalty does not extend beyond three years after the date of origination.  Any such prepayment penalty is enforceable and was originated in compliance with all applicable federal, state, and local laws.  With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan’s origination, the Mortgagor agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan’s origination, the Mortgagor was offered the option of obtaining a Mortgage Loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the Mortgagor in the loan documents pursuant to applicable state and federal law, and (iv) notwithstanding any state or federal law to the contrary, the Sellers shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the Mortgagor’s default in making the loan payments;

(24)

Mortgaged Property Undamaged; No Condemnation.  The related Mortgaged Property (and with respect to a Cooperative Loan, the related Cooperative Project and Cooperative Unit) is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof,

(25)

Customary Provisions.  The related Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) in the case of a Mortgage, otherwise by judicial foreclosure;

(26)

Conformance With Underwriting Standards.  Such Mortgage Loan was underwritten in accordance with the Cendant Guide;

(27)

Appraisal.  The Mortgage File contains an appraisal of the related Mortgaged Property on forms and with riders approved by FNMA and FHLMC, signed prior to the approval of such Mortgage Loan application by an appraiser, duly appointed by the originator of such Mortgage Loan, whose compensation is not affected by the approval or disapproval of such Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC for appraisers. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

(28)

Deeds of Trust.  If the related Mortgage constitutes a deed of trust, then a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under such deed of trust, except in connection with a trustee’s sale after default by the related Mortgagor;

(29)

LTV; Primary Mortgage Insurance Policy.  Except with respect to Additional Collateral Mortgage Loans (as defined in Exhibit 11 hereto), if such Mortgage Loan had a Loan-to-Value Ratio of more than 80% at origination, such Mortgage Loan is and will be subject to a Primary Insurance Policy issued by a Qualified Mortgage insurer, which insures the Seller or Servicer, its successors and assigns and insureds in the amount set forth on the Mortgage Loan Schedule or as identified on the UBS Website; provided that, a Primary Mortgage Insurance Policy will not be required for any Cooperative Loan if (i) the proceeds of such Cooperative Loan were used to purchase a Cooperative Unit at the “insider’s price” when the building was converted to a Cooperative Corporation, (ii) the value of the Cooperative Unit for purposes of establishing the LTV at origination was such “insider’s price”, (iii) the principal amount of the Cooperative Loan at origination was not more than 100% of such “insider’s price” and (iv) the LTV at origination, as calculated using the Appraised Value at origination, was less than or equal to 80%. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any related Mortgage subject to any such Primary Insurance Policy (other than a “lender-paid” Primary Insurance Policy) obligates the Mortgagor thereunder to maintain such insurance for the time period required by law and to pay all premiums and charges in connection therewith. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Neither of the Sellers or the Servicer (nor any prior originator or servicer of any of the Mortgage Loans) nor any Mortgagor has engaged in any act or omission which has impaired or would impair the coverage of any insurance policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either. As of the date of origination, the Loan-to-Value Ratio of such Mortgage Loan is as specified in the applicable Mortgage Loan Schedule or as set forth on the UBS Website;

(30)

Occupancy.  As of the date of origination of such Mortgage Loan, to the best of the Seller’s knowledge, the related Mortgaged Property (or with respect to a Cooperative Loan, the related Cooperative Unit) is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (or with respect to a Cooperative Loan, the related Cooperative Unit) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

(31)

Supervision and Examination by a Federal or State Authority.  Each Mortgage Loan either was (a) closed in the name of Cendant Mortgage, or (b) closed in the name of another entity that is either a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or an institution which is supervised and examined by a federal or state authority, or a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (a “HUD Approved Mortgagee”), and was so at the time such Mortgage Loan was originated (Cendant Mortgage or such other entity, the “Originator”) or (c) closed in the name of a loan broker under the circumstances described in the following sentence. If such Mortgage Loan was originated through a loan broker, such Mortgage Loan met the Originator’s underwriting criteria at the time of origination and was originated in accordance with the Originator’s policies and procedures and the Originator acquired such Mortgage Loan from the loan broker contemporaneously with the origination thereof and the Originator met the qualifications set forth in either (a) or (b) above. The Mortgage Loans that the Trust is selling to Purchaser were originated by or on behalf of Cendant Mortgage and subsequently assigned to the Trust.

(32)

Adjustments.  For ARM Loans, all of the terms of the Mortgage pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance are enforceable, all such adjustments have been made in strict compliance with federal, state and local law and in accordance with the terms of the Mortgage Loan Documents, including the mailing of required notices, and such adjustments do not and will not affect the priority of the Mortgage lien. With respect to each ARM Loan that has passed its initial Rate Adjustment Date, Servicer has performed an audit of the Mortgage Loan to determine whether interest rate adjustments have been made in accordance with the terms of the Mortgage Note and Mortgage.

(33)

Servicemembers’ Relief Act.  The related Mortgagor has not requested any relief allowed to such Mortgagor under the Servicemembers’ Civil Relief Act of 1940;

(34)

FNMA/FHLMC Documents.  Such Mortgage Loan was closed on standard FNMA or FHLMC documents or on such documents otherwise acceptable to FNMA or FHLMC;

(35)

Unless otherwise disclosed in the Mortgage Loan Schedule or the UBS Website, no Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature for buydown loans;

(36)

Buydown Mortgage Loans.  With respect to each Mortgage Loan that is a Buydown Mortgage Loan:

(i)

On or before the date of origination of such Mortgage Loan, the Seller and the Mortgagor, or the Seller, the Mortgagor and the seller of the Mortgaged Property or a third party entered into a Buydown Agreement. The Buydown Agreement provides that the seller of the Mortgaged Property (or third party) shall deliver to the Seller temporary Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on each Due Date in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payment due on such Mortgage Loan. The temporary Buydown Funds enable the Mortgagor to qualify for the Buydown Mortgage Loan. The effective interest rate of a Buydown Mortgage Loan if less than the interest rate set forth in the related Mortgage Note will increase within the Buydown Period as provided in the related Buydown Agreement so that the effective interest rate will be equal to the interest rate as set forth in the related Mortgage Note. The Buydown Mortgage Loan satisfies the requirements of FNMA guidelines;

(ii)

The Mortgage and Mortgage Note reflect the permanent payment terms rather than the payment terms of the Buydown Agreement. The Buydown Agreement provides for the payment by the Mortgagor of the full amount of the Monthly Payment on any Due Date that the Buydown Funds are available. The Buydown Funds were not used to reduce the original principal balance of the Mortgage Loan or to increase the Appraised Value of the Mortgage Property when calculating the Loan-to-Value Ratios for purposes of the Agreement and, if the Buydown Funds were provided by the Seller and if required under FNMA and FHLMC guidelines, the terms of the Buydown Agreement were disclosed to the appraiser of the Mortgaged Property;

(iii)

The Buydown Funds may not be refunded to the Mortgagor unless the Mortgagor makes a principal payment for the outstanding balance of the Mortgage Loan;

(iv)

As of the date of origination of the Mortgage Loan, the provisions of the related Buydown Agreement complied with the requirements of FNMA and FHLMC regarding buydown agreements.

(37)

The Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(38)

Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan plus any Negative Amortization;

(39)

Unless otherwise disclosed in the Mortgage Loan Schedule or the UBS Website, no Mortgage Loan has a balloon payment feature. With respect to any Mortgage Loan with a balloon payment feature, the Mortgage Note is payable in Monthly Payments based on a thirty year amortization schedule and has a final Monthly Payment substantially greater than the preceding Monthly Payment which is sufficient to amortize the remaining principal balance of the Mortgage Loan;

(40)

If the residential dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of the Cendant Guide. Each of the Mortgaged Properties consists of a single parcel of real property with a single-family residence erected thereon, or a two- to four-family dwelling, or a townhouse, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development, or, with respect to each Cooperative Loan, the Cooperative Shares and Proprietary Lease. Any condominium unit or planned unit development either conforms with applicable FNMA or FHLMC requirements regarding such dwellings or is covered by a waiver confirming that such condominium unit or planned unit development is acceptable to FNMA or FHLMC or is otherwise “warrantable” with respect thereto. No such residence is a mobile home. No portion of the Mortgaged Property is used for commercial purposes. None of the Mortgage Loans are considered agricultural loans. No Mortgaged Property consists of an earthen home or an underground home. No Mortgaged Property (and no portion of a Mortgaged Property) is being used for commercial purposes;

(41)

No Mortgage Loan is subject to the provisions of the Homeownership and Equity Protection Act of 1994 or any comparable state law;

(42)

No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

(43)

The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgage Property (or with respect to a Cooperative Loan, the Acceptance of Assignment and Assumption of Lease Agreement, the Cooperative Unit or the Cooperative Project), the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

(44)

Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(45)

There is no pending action or proceeding directly involving any Mortgaged Property of which the Seller is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Seller’s knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

(46)

Unless otherwise disclosed in the Mortgage Loan Schedule or the UBS Website, no Mortgage Loan is subject to negative amortization;

(47)

With respect to each Cooperative Loan, a Cooperative Lien Search has been made by a company competent to make the same which company is acceptable to FNMA and qualified to do business in the jurisdiction where the Cooperative Unit is located;

(48)

With respect to each Cooperative Loan, (i) the terms of the related Proprietary Lease is longer than the terms of the Cooperative Loan, (ii) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Cooperative Shares owned by such Mortgagor first to the Cooperative Corporation, (iii) there is no prohibition in any Proprietary Lease against pledging the Cooperative Shares or assigning the Proprietary Lease and (iv) the Recognition Agreement is on a form of agreement published by the Aztech Document Systems, Inc. or includes provisions which are no less favorable to the lender than those contained in such agreement;

(49)

With respect to each Cooperative Loan, each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the Mortgagor or its designee establishes in the Mortgagor a valid and subsisting perfected first lien on and security interest in the Mortgaged Property described therein, and the Mortgagor has full right to sell and assign the same;

(50)

With respect to each Cooperative Loan, each Acceptance of Assignment and Assumption of Lease Agreement contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the benefits of the security provided thereby. The Acceptance of Assignment and Assumption of Lease Agreement contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Note in the event the Cooperative Unit is transferred or sold without the consent of the holder thereof;

(51)

Any Mortgaged Property that is considered manufactured housing shall be legally classified as real property, is permanently affixed to a foundation and must assume the characteristics of site-built housing and must otherwise conform to the requirements of FNMA and FHLMC;

(52)

With respect to each Mortgage Loan secured in whole or in part by the interest of the Mortgagor as a lessee under a ground lease of a Mortgaged Property (a “Ground Lease”) the real property securing such Mortgage Loan is located in a jurisdiction in which the use of leasehold estates for residential properties is a widely-accepted practice and:

(a)

Such Ground Lease is valid, in good standing, and in full force and effect;

(b)

The lessee is not in default under any provision of the lease;

(c)

The term of the Ground Lease exceeds the maturity date of the related Mortgage Loan by at least ten years;

(d)

The mortgagee under the Loan is given at least 30 days’ notice of any default and an opportunity to cure any defaults under the Ground Lease or to take over the Borrower’s rights under the Ground Lease;

(e)

The Ground Lease does not contain any default provisions that could give rise to forfeiture or termination of the Ground Lease except for the non-payment of the Ground Lease rents; and

(f)

The Ground Lease provides that the leasehold can be transferred, mortgaged and sublet an unlimited number of times either without restriction or on payment of a reasonable fee and delivery of reasonable documentation to the lessor.

(53)

The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of fixed rate mortgage loans, and adjustable rate mortgage loans in the case of ARM Loans and rescission material with respect to refinanced Mortgage Loans (if applicable), and such statement is and will remain in the Mortgage File;

(54)

Unless a Mortgage Loan is an Additional Collateral Mortgage Loan, the Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (11) above;

(55)

No misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation the Sellers, the Servicer, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

(56)

Neither this Agreement, the Offering Materials nor any statement-report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

(57)

No proceeds of any Mortgage Loan were used to finance single-premium credit insurance policies;

(58)

The Servicer will accurately and fully report the Mortgagor credit files for each of the Mortgage Loans to all three credit repositories in a timely manner;

(59)

None of the Mortgage Loans are (a) subject to, covered by or in violation of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) or (b) classified as “high cost,” “covered,” “high risk home”, “high-rate, high-fee”, “threshold,” or “predatory” loans under HOEPA or any other applicable state, federal or local law, including any predatory or abusive lending laws (or similarly classified loans using different terminology under a law imposing heightened scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) in violation of any state law or ordinance comparable to HOEPA;

(60)

No predatory or deceptive lending practices, including but not limited to, the extension of credit to the applicable Mortgagor without regard for said Mortgagor’s ability to repay the Mortgage Loan and the extension of credit to said Mortgagor which has no apparent benefit to said Mortgagor, were employed by the originator of the Mortgage Loan in connection with the origination of the Mortgage Loan.  Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of the Fannie Mae Guides;

(61)

No Loan is a “High Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”). No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003.  No Mortgage Loan is a “High Cost Home Loan” as defined in New York Banking Law 6-1;

(62)

No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such Mortgagor did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the Mortgage Loan’s originator.  If, at the time of loan application, the Mortgagor may have qualified for a lower cost credit product of the same type of the Mortgage Loan (first lien, primary residence, etc.) then offered by any mortgage lending affiliate of the Mortgage Loan’s originator, the Mortgage Loan’s originator referred the Mortgagor’s application to such affiliate for underwriting consideration;

(63)

The methodology used in underwriting the extension of credit for each Mortgage Loan that is eligible for sale to Fannie Mae employs objective mathematical principles which relate the Mortgagor’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor’s equity in the collateral as the principal determining factor in approving such credit extension.  Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

(64)

All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Loan have been disclosed in writing to the Borrower in accordance with applicable state and federal law and regulation;

(65)

No Mortgagor was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit.  No Mortgagor obtained a prepaid single premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan; none of the proceeds of the Mortgage Loan were used to purchase or finance single-premium credit life or disability insurance policies or any comparable insurance;

(66)

With respect to each Mortgage Loan, the Sellers have fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations, on a monthly basis and the Sellers for each Mortgage Loan will furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis;

(67)

The Sellers have complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”); the Sellers have established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws.  No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the “Executive Order”) or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the “OFAC Regulations”) or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a “blocked person” for purposes of the OFAC Regulations;

(68)

No Mortgage Loan (a) is secured by property located in the State of New York; and (b) had an unpaid principal balance at origination of $300,000 or less, and (c) has an application date on or after April 1, 2003, the terms of which Mortgage Loan equal or exceed either the APR or the points and fees threshold for “high-cost home loans”, as defined in Section 6-L of the New York State Banking Law;

(69)

All points and fees related to each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal law and regulation.  Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no related Mortgagor was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide;

(70)

The Sellers will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Sellers agree they shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

(71)

No Mortgage Loan is a “High Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective July 14, 2003 (Act 1340 or 2003);

(72)

No Mortgage Loan is a “High Cost Home Loan” as defined in the Kentucky high-cost loan statute effective June 25, 2003 (Ky. Rev. Stat. Section 360.100);

(73)

No Mortgage Loan secured by property in the State of Nevada is a “home loan” as defined in the Nevada Assembly Bill No. 284;

(74)

No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Security Act of 2002 (the “NJ Act”); and each Mortgage Loan subject to the NJ Act is considered under the NJ Act as, either, a (1) purchase money Home Loan, (2) purchase money Covered Loan, or (3) a rate/term refinance Home Loan;

(75)

No Mortgage Loan originated in the City of Oakland is subject to the City of Oakland, California Ordinance 12361 as a home loan;

(76)

No Mortgage Loan is a “subsection 10 mortgage” under the Oklahoma Home Ownership and Equity Protection Act;

(77)

No Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

(78)

No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);

(79)

No Mortgage Loan originated in the city of Los Angeles, California on or after the effective date of the Los Angeles, California anti-predatory lending ordinance is a “home loan” under such ordinance;

(80)

No Mortgage Loan that is secured by property located within the State of Maine meets the definition of a (i) “high-rate, high-fee” mortgage loan under Article VIII, Title 9-A of the Maine Consumer Credit Code No Mortgage Loan or (ii) “High-Cost Home Loan” as defined under the Maine House Bill 383 L.D. 494, effective as of September 13, 2003; and

(81)

No Mortgagor agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

Section 3.04

Repurchase and Substitution.

(1)

It is understood and agreed that the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination of any Legal Documents or any Mortgage File.

(2)

Upon discovery by either of the Sellers or the Purchaser of a breach of any of the representations and warranties contained in Sections 3.01, 3.02 or 3.03 that materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser (or that materially and adversely affects the interests of the Purchaser in the related Mortgage Loan, in the case of a representation or warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

(3)

The applicable Seller shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from the Purchaser to the Seller of any breach of any of the representations and warranties contained in Sections 3.01, 3.02 or 3.03 that materially and adversely affects the value of a Mortgage Loan or interest of the Purchaser (or that materially and adversely affects the interests of the Purchaser in the related Mortgage Loan, in the case of a representation or warranty relating to a particular Mortgage Loan) (a “Defective Mortgage Loan”; provided that “Defective Mortgage Loan” shall also include (a) any Mortgage Loan for which the Legal Documents were not delivered in accordance with Section 2.04 (and the time periods set forth therein), and (b) any Mortgage Loan regarding which the Mortgagor fails to make the first regularly scheduled payment of principal and interest) within which to correct or cure such breach. If such breach can ultimately be cured but is not reasonably expected to be cured within the 60-day period, then at the Purchaser’s sole option the applicable Seller shall have such additional time, if any, as is determined by the Purchaser to cure such breach provided that the Seller has commenced curing or correcting such breach and is diligently pursuing same. Each Seller hereby covenants and agrees with respect to each Mortgage Loan conveyed by it that, if any breach relating thereto cannot be corrected or cured within the applicable cure period or such additional time, if any, as is determined by the Purchaser, then such Seller shall, at the direction of the Purchaser, repurchase the Defective Mortgage Loan at the applicable Repurchase Price. Notwithstanding anything to the contrary contained herein, if the first regularly scheduled payment of principal and interest due under any Mortgage Loan has been delinquent more than 30 days, the Purchaser may, by written notice to the applicable Seller, require that the Seller repurchase the related Mortgage Loan. However, if the Seller provides evidence that the delinquency was due to a servicing setup error, no repurchase shall be required. Within 10 Business Days following the delivery of any such written notice from the Purchaser, the applicable Seller shall repurchase the specified Mortgage Loan by depositing the Repurchase Price into the Collection Account.

Notwithstanding the foregoing, within 90 days of the earlier of discovery by the Seller or receipt of notice by the Seller of a breach of any representation or warranty by the Seller which materially and adversely affects the interests of the Purchaser in any Prepayment Penalty, the Seller shall pay the amount of such Prepayment Penalty to the Purchaser.

Notwithstanding the previous paragraph, the applicable Seller may, at the request of Purchaser and assuming that such Seller has a Qualified Substitute Mortgage Loan or Loans, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (“Deleted Mortgage Loan”) and substitute in its place a Qualified Substitute Mortgage Loan or Loans. If the applicable Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the Defective Mortgage Loan.

As to any Deleted Mortgage Loan for which the applicable Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the applicable Seller shall effect such substitution by delivering to the Purchaser or its designee for such Qualified Substitute Mortgage Loan or Loans the Legal Documents as are required by Section 2. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the applicable Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01, 3.02 and 3.03.

For any month in which the applicable Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the applicable Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution (after application of scheduled principal payments due in the month of substitution which have been received or as to which an advance has been made) is less than the aggregate outstanding principal balance of all such Deleted Mortgage Loans. The amount of such shortfall multiplied by the greater of (1) 100%, or (2) Purchase Price percentage (as stated in the related Purchase Price and Terms Letter or the UBS Website with respect to such Deleted Mortgage Loans), shall be paid by the applicable Seller on the date of such substitution by wire transfer of immediately available funds directly to the Purchaser’s Account.

(4)

Any repurchase of a Defective Mortgage Loan required hereunder shall be accomplished by payment of the applicable Repurchase Price within 3 Business Days of expiration of the applicable time period referred to above in paragraph 3.04(3) by depositing the Repurchase Price into the Collection Account. It is understood and agreed that the obligations of a Seller (a) set forth in this Section 3.04(3) to cure any breach of such Seller’s representations and warranties contained in Section 3.01, 3.02 and 3.03, to repurchase the Defective Mortgage Loan(s) or to pay the amount of certain Prepayment Penalties and (b) set forth in Section 9.01 to indemnify the Purchaser in connection with any breach of a Seller’s representations and warranties contained in Sections 3.01, 3.02 and 3.03 shall constitute the sole remedies of the Purchaser respecting a breach of such representations and warranties.

(5)

The parties further agree that, in recognition of the Trust’s rights against Cendant Mortgage with respect to the Mortgage Loans acquired by it from Cendant Mortgage and conveyed to the Purchaser hereunder, the Purchaser shall have the right to cause Cendant Mortgage to repurchase directly any Defective Mortgage Loan (other than as a result of a breach by the Trust of Section 3.03(3) or 3.03(15) hereof, in which case the Purchaser shall have the right to cause the Trust to repurchase directly the Defective Mortgage Loan) acquired hereunder by the Purchaser from the Trust.

(6)

In the event that the principal balance due on a Mortgage Loan is paid in full on or prior to the Funding Date and the Purchase Price percentage (as stated in the related Purchase Price and Terms Letter or the UBS Website) with respect to such Mortgage Loan was greater than 100%, the Seller shall immediately pay by wire transfer of immediately available funds directly to the Purchaser’s Account an amount equal to such Purchase Price percentage multiplied by the Unpaid Principal Balance of such Mortgage Loan immediately prior to such prepayment in full.

(7)

It is understood by the parties hereto that a breach of the representations and warranties made in Subsections 3.03(23), (59), (61), (65), (66) or (68) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser therein.

Section 3.05

Certain Covenants of each Seller and the Servicer.

Without incurring undue effort or any cost except the Seller’s overhead or employees ` salaries, each Seller shall take reasonable steps to assist the Purchaser, if the Purchaser so requests by 30 days’ advance written notice to the related Seller or Sellers, in re-selling the Mortgage Loans in a whole loan sale or in securitizing the Mortgage Loans and selling undivided interests in such Mortgage Loans in a public offering or private placement or selling participating interests in such Mortgage Loans, which steps may include, (a) providing any information relating to the Mortgage Loans reasonably necessary to assist in the preparation of any disclosure documents, (b) providing information relating to delinquencies and defaults with respect to the Servicer’s servicing portfolio (or such portion thereof as is similar to the Mortgage Loans), (c) entering into any other servicing, custodial or other similar agreements, that are consistent with the provisions of this Agreement, and which contain such provisions as are customary in securitizations rated “AAA” (including a securitization involving a REMIC) (a “Securitization”) and (d) provide such opinions of counsel as are customary in such transactions, provided, however, that any opinion of outside counsel shall be provided at Purchaser’s expense. In connection with such a Securitization, the Purchaser may be required to engage a master servicer or trustee to determine the allocation of payments to and make remittances to the certificateholders, at the Purchaser’s sole cost and expense. In the event that a master servicer or trustee is requested by the Purchaser to determine the allocation of payments and to make remittances to the certificateholders, the Servicer agrees to service the Mortgage Loans in accordance with the reasonable and customary requirements of such Securitization, which may include the Servicer’s acting as a subservicer in a master servicing arrangement. With respect to the then owners of the Mortgage Loans, the Servicer shall thereafter deal solely with such master servicer or trustee, as the case may be with respect to such Mortgage Loans which are subject to the Securitization and shall not be required to deal with any other party with respect to such Mortgage Loans. The cost of such securitization shall be done by the Purchaser, other than the Seller’s overhead or employees’ salaries.

ARTICLE IV:
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
AND CONDITIONS PRECEDENT TO CLOSING

Section 4.01

Representations and Warranties.

The Purchaser represents, warrants and covenants to the Seller that as of each Funding Date or as of such date specifically provided herein:

(1)

Due Organization.  The Purchaser is an entity duly organized, validly existing and is in good standing under the laws of its jurisdiction of organization, and has all licenses and in good standing under the laws of each state necessary to carry on its business now being conducted.

(2)

Due Authority.  The Purchaser has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law);

(3)

No Conflict.  None of the execution and delivery of this Agreement, the purchase of the Mortgage Loans, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser’s organizational documents and bylaws or any legal restriction or any agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject;

(4)

Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of the Purchaser’s knowledge, threatened, against the Purchaser, which, either in any one instance or in the aggregate, if determined adversely to the Purchaser would adversely affect the purchase of the Mortgage Loans or the execution, delivery or enforceability of this Agreement or draw into question the validity of this Agreement;

(5)

Broker.  The Purchaser has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction;

(6)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, the purchase of the Mortgage Loans from the Seller or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Funding Date; and

(7)

Non-Petition Agreement.  The Purchaser covenants and agrees that it shall not, prior to the date which is one year and one day (or if longer, the applicable preference period then in effect) after the payment in full of all rated obligations of Bishop’s Gate Residential Mortgage Trust, acquiesce, petition or otherwise, directly or indirectly, invoke or cause Bishop’s Gate Residential Mortgage Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against Bishop’s Gate Residential Mortgage Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of Bishop’s Gate Residential Mortgage Trust. This covenant and agreement shall be binding upon the Purchaser and any assignee or transferee of the Purchaser.

Section 4.02

Conditions Precedent to Closing.

Each purchase of Mortgage Loans hereunder shall be subject to each of the following conditions:

(a)

All of the representations and warranties of Seller under the Cendant Guide, and of Seller and Purchaser under this Agreement shall be true and correct as of the Funding Date, and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement or under the Cendant Guide;

(b)

Purchaser shall have received, or Purchaser’s attorneys shall have received in escrow, all closing documents as specified herein, in such forms as are agreed upon and acceptable to Purchaser, duly executed by all signatories other than Purchaser as required pursuant to the respective terms thereof;

(c)

All the requirements set forth on the UBS Website Program, and all other terms and conditions of this Agreement shall have been complied with.

(A)

On or before the initial Funding Date, Seller shall submit to the Purchaser fully executed originals of the following documents:

(i)

this Agreement, in four counterparts;

(ii)

a Collection Account Letter Agreement in the form of Exhibit 5.04-2 hereto, including all attachments thereto;

(iii)

as Escrow Account Letter Agreement in the form of Exhibit 5.06-2 hereto, including all attachments thereto;

(iv)

an Officer’s Certificate, in the form of Exhibit 9 hereto, including all attachments thereto; and

(v)

an Opinion of Counsel to Seller, in form and substance satisfactory to the Purchaser.

(B)

The closing documents for the Mortgage Loans to be purchased on each Funding Date shall consist of fully executed originals of the following documents:

(i)

the related Purchase Price and Terms Letter, if applicable;

(ii)

the related Mortgage Loan Schedule, to be attached to the Warranty Bill of Sale, if applicable;

(iii)

if requested by the Purchaser, an Officer’s Certificate, in the form of Exhibit 9 hereto, including all attachments thereto;

(iv)

if requested by the Purchaser, an Opinion of Counsel to Seller, in form and substance satisfactory to the Purchaser;

(v)

a Security Release Certification, in form and substance satisfactory to the Purchaser executed by any Person, as requested by the Purchaser, if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person;

(vi)

a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by Seller by merger or acquired or originated by Seller while conducting business under a name other than its present name, if applicable;

(vii)

a Warranty Bill of Sale in the form of Exhibit 10 hereto, or an Electronically executed Assignment and Conveyance;

(viii)

an Additional Collateral Assignment and Servicing Agreement, if applicable, in form and substance satisfactory to the Purchaser; and

(ix)

an Assignment and Notice of Transfer, if applicable, in form and substance satisfactory to the Purchaser.

Subject to the foregoing conditions, Purchaser shall pay to Seller on each Funding Date the applicable Purchase Price as provided herein.

ARTICLE V:
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 5.01

Cendant Mortgage to Act as Servicer; Servicing Standards; Additional Documents; Consent of the Purchaser.

(1)

The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and REO Property from and after each Funding Date in accordance with the terms and provisions of the Mortgage Loans, applicable law and the terms and provisions of this Agreement for and on behalf of, and in the best interests of, the Purchaser (without taking into account any relationship the Servicer may have with any Mortgagor or other Person, the participation, if any, of the Servicer in any financing provided in connection with the sale of any Mortgaged Property, or the Servicer’s obligation to advance any expenses or incur any costs in the performance of its duties hereunder) in accordance with a standard that is not less than the higher of (a) the same care, skill, prudence and diligence with which it services similar assets held for its own or its Affiliates’ account, (b) the same care, skill, prudence and diligence with which it services similar assets for third party institutional investors, in each case giving due consideration to customary and usual standards of practice of prudent institutional mortgage loan servicers utilized with respect to mortgage loans comparable to the Mortgage Loans and (c) in accordance with the requirements of any Qualified Mortgage Insurer, if applicable (“Accepted Servicing Practices’). Subject to the foregoing standards, in connection with such servicing and administration, the Servicer shall seek to maximize the timely recovery of principal and interest on the Mortgage Notes; provided that nothing contained herein shall be construed as an express or implied guarantee by the Servicer of the collectibility of payments on the Mortgage Loans or shall be construed as impairing or adversely affecting any rights or benefits specifically provided by this Agreement to the Seller.

In the event that any of the Mortgage Loans included on the Mortgage Loan Schedule or identified on the UBS Website for a particular Funding Date are Additional Collateral Mortgage Loans (as defined in Exhibit 11 hereto), Seller and Purchaser shall enter into an Additional Collateral Assignment and Servicing Agreement, substantially in the form of Exhibit 11 hereto, and such Additional Collateral Mortgage Loans will be serviced in accordance with the terms of the related Additional Collateral Assignment and Servicing Agreement and the terms of this Agreement.

(2)

To the extent consistent with Section 5.01(1) and further subject to any express limitations set forth in this Agreement, the Servicer (acting alone or, solely in the circumstances permitted hereunder, acting through a subservicer) shall have full power and authority to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including the power and authority (a) to execute and deliver, on behalf of the Purchaser, customary consents or waivers and other instruments and documents (including estoppel certificates), (b) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (pursuant to the requirements of Section 7.01), (c) to submit claims to collect any Insurance Proceeds and Liquidation Proceeds, (d) to consent to the application of any Insurance Proceeds or Condemnation Proceeds to the restoration of the applicable Mortgaged Property or otherwise, (e) to bring an action in a court of law, including an unlawful detainer action, to enforce rights of the Purchaser with respect to any Mortgaged Property, (f) to execute and deliver, on behalf of the Purchaser, documents relating to the management, operation, maintenance, repair, leasing, marketing and sale of any Mortgaged Property or any REO Property, and (g) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall not take any action not provided for in this Agreement that is materially inconsistent with or materially prejudices the interest of the Purchaser in any Mortgage Loan or under this Agreement. If reasonably requested by the Servicer, the Purchaser shall famish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans and the REO Properties, including documents relating to the foreclosure, receivership, management, operation, maintenance, repair, leasing, marketing and sale (in foreclosure or otherwise) of any Mortgaged Property or any REO Property. Nothing contained in this Agreement shall limit the ability of the Servicer to lend money to (whether on a secured or unsecured basis), and otherwise generally engage in any kind of business or dealings with, any Mortgagor as though the Servicer were not a party to this Agreement or to the transactions contemplated hereby.

(3)

Notwithstanding anything to the contrary contained herein:

(a)

the Servicer acknowledges that the Purchaser will retain title to, and ownership of, the Mortgage Loans and the REO Properties and that the Servicer does not hereby acquire any title to, security interest in, or other rights of any kind in or to any Mortgage Loan or REO Property or any portion thereof,

(b)

the Servicer shall not file any lien or any other encumbrance on, exercise any right of setoff against, or attach or assert any claim in or on any Mortgage Loan or REO Property, unless authorized pursuant to a judicial or administrative proceeding or a court order;

(c)

the Servicer shall, in servicing the Mortgage Loans, follow and comply with the servicing guidelines established by FNMA, provided that the Servicer shall specifically notify the Purchaser in writing and obtain the Purchaser’s written consent prior to the Servicer taking any of the following actions: (1) modifying, amending or waiving any of the financial terms of, or making any other material modifications to (but subject to the terms of Section 5.18), a Mortgage Loan, except the Servicer may, upon the Mortgagor’s request and with the Purchaser’s consent, accept a principal prepayment and re-amortize the then remaining principal balance over the then remaining term of the loan (resulting in a lower scheduled monthly payment but no change in the maturity date); (2) selling any Specially Serviced Mortgage Loan; (3) making, with respect to any Specially Serviced Mortgage Loan or REO Property, Servicing Advances provided that the Servicer shall not be required to so advise the Purchaser to the extent that each related Servicing Advance as to the related Mortgaged Property or REO Property is in the best interests of the Purchaser or other owner of the Mortgage Loan and that are deemed to be recoverable by the Servicer; (4) forgiving principal or interest on, or permitting to be satisfied at a discount, any Mortgage Loan; (5) accepting substitute or additional collateral, or releasing any collateral, for a Mortgage Loan. If the Purchaser has not approved or rejected in writing any proposed action(s) recommended by the Servicer to be taken hereunder within 20 Business Days of the date such recommendation is made, then the Purchaser shall be deemed to have rejected such recommended action(s) and the Servicer shall not take any such action(s). Notwithstanding the foregoing, if a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not make any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any regulations promulgated thereunder and cause the REMIC to fail to qualify as a REMIC under the Code;

(d)

the Servicer shall notify the Purchaser of any modification, waiver or amendment of any term of any Mortgage Loan and the date thereof and shall deliver to the Purchaser, for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof;

(e)

the Servicer shall remain primarily liable for the full performance of its obligations hereunder notwithstanding any appointment by the Servicer of a subservicer or subservicers hereunder, and

(f)

except with respect to Affinity Loans, the Purchaser may at any time and from time to time, in its sole discretion, upon 10 Business Days written notice to the Servicer, terminate the Servicer’s servicing obligations hereunder with respect to (1) any REO Property or (2) any Mortgage Loan that is 90 or more days delinquent. Upon the effectiveness of any such termination of the Servicer’s servicing obligations with respect to any such REO Property or Mortgage Loan, the Servicer shall deliver all agreements, documents, and instruments related thereto to the Purchaser, in accordance with applicable law and shall transfer servicing to the Purchaser’s designee in accordance with the requirements of Section 11.01(3). In the event of any such termination with respect to any Mortgage Loan or REO Property, the Purchaser shall immediately reimburse the Servicer for all itemized Monthly Advances and Servicing Advances of the Servicer with respect to such Mortgage Loan or REO Property for which the Servicer would be entitled to be reimbursed pursuant to the terms of this Agreement.

Section 5.02

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans, which procedures shall in any event comply with the servicing standards set forth in Section 5.01. Furthermore, the Servicer shall ascertain and estimate annual ground rents, taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgages, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 5.03

Reports for Specially Serviced Mortgage Loans and Foreclosure Sales.

The Servicer shall, within five (5) calendar days following each Record Date, deliver to the Purchaser monthly reports (substantially in the form of Exhibit 5.03(a) and Exhibit 5.03(b) attached hereto) with respect to all Specially Serviced Mortgage Loans. In addition, the Servicer shall, within one (1) Business Day following the occurrence of any foreclosure sale with respect to any Mortgaged Property, deliver to the Purchaser a notice of foreclosure sale substantially in the force of Exhibit 5.03(c) attached hereto.

Section 5.04

Establishment of Collection Account; Deposits in Collection Account.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts. The creation of any Collection Account shall be evidenced by a certification in the form of Exhibit 5.04-1 attached hereto, in the case of an account established with the Servicer, or a letter agreement in the form of Exhibit 5.04-2 attached hereto, in the case of an account held by a depository other than the Servicer. In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser.

The Servicer shall deposit in the Collection Account on a daily basis, within two Business Days after receipt (or as otherwise required pursuant to this Agreement in the case of clauses (8), (9) and (10) of this Section 5.04) and retain therein the following payments and collections received or made by it subsequent to each Funding Date, or received by it prior to the Funding Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Funding Date:

LOANS

(1)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(2)

all payments on account of interest on the Mortgage Loans;

(3)

all Liquidation Proceeds;

(4)

all REO Disposition Proceeds;

(5)

all Insurance Proceeds, including amounts required to be deposited pursuant to Sections 5.10 and 5.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Properties or released to the applicable Mortgagors in accordance with the Servicer’s normal servicing procedures, the related Mortgages or applicable law;

(6)

all Condemnation Proceeds affecting any Mortgaged Property which are not released to a Mortgagor in accordance with Accepted Servicing Practices, the related Mortgage or applicable law;

(7)

any Monthly Advances in accordance with Section 6.03;

(8)

any amounts required to be deposited by the Servicer pursuant to Section 5.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit to be made from the Servicer’s own funds without reimbursement therefor;

(9)

any amounts required to be deposited by the Servicer pursuant to Section 5.16 in connection with any losses on Permitted Investments;

(10)

the Repurchase Price with respect to the repurchase of any Defective Mortgage Loans pursuant to Section 3.04;

(11)

any amounts required to be deposited in the Collection Account pursuant to Section 5.07 on account of Buydown Funds;

(12)

with respect to each Principal Prepayment, an amount (to be paid by the Servicer out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month’s interest on the amount of principal so prepaid at the Note Rate, provided, however, that in no event shall the aggregate of deposits made by the Servicer pursuant to this clause (12) exceed the aggregate amount of the Servicing Fee in the calendar month in which such deposits are required; and

(13)

any amounts required to be deposited in the Collection Account pursuant to Sections 7.01 or 7.02 or otherwise pursuant to the terms hereof.

The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 7.01, need not be deposited by the Servicer in the Collection Account and shall be retained by the Servicer as additional compensation.

Section 5.05

Permitted Withdrawals from the Collection Account.

The Servicer may, from time to time in accordance with the provisions hereof, withdraw amounts from the Collection Account for the following purposes (without duplication):

(1)

to reimburse itself for unreimbursed Monthly Advances and Servicing Advances that the Servicer has determined to be Non-Recoverable Advances as provided in Section 6.04;

(2)

to make payments to the Purchaser in the amounts, at the times and in the manner provided for in Section 6.01;

(3)

to reimburse itself for Monthly Advances, the Servicer’s right to reimburse itself pursuant to this Subsection (3) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest with respect to which any such Monthly Advance was made;

(4)

to reimburse itself for unreimbursed Servicing Advances and for unreimbursed Monthly Advances, the Servicer’s right to reimburse itself pursuant to this Subsection (4) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Purchaser, except that, where a Seller or the Servicer is required to repurchase (or substitute a Qualified Substitute Mortgage Loan for) a Mortgage Loan pursuant to Sections 3.04 and/or 7.02, the Servicer’s right to such reimbursement shall be subsequent and subordinate to the payment to the Purchaser of the applicable Repurchase Price (or delivery of a Qualified Substitute Mortgage Loan) and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(5)

to pay to itself, solely out of the interest portion of the Monthly Payment actually received with respect to a Mortgage Loan during the period ending on the most recent Determination Date, the Servicing Fee with respect to such Mortgage Loan;

(6)

to pay to itself as additional servicing compensation (a) any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Remittance Date) and (b) any prepayment penalties or premiums relating to any Principal Prepayments; provided that no such amounts shall be payable as servicing compensation to the extent they relate to a Mortgage Loan with respect to which a default, breach, violation, or event of acceleration exists or would exist but for the lapse of time, the giving of notice, or both;

(7)

to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Sections 3.04 and/or 7.02 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined (except to the extent that such amounts constitute part of the Repurchase Price to be remitted to the Purchaser);

(8)

to pay any “Lender-Paid” mortgage insurance premium to the applicable mortgage insurer;

(9)

to remove any amounts deposited into the Collection Account in error; and

(10)

to clear and terminate the Collection Account upon the termination of this Agreement, with any funds contained therein to be distributed in accordance with the terms of this Agreement.

The Servicer shall keep and maintain a separate, detailed accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to this Section.

Section 5.06

Establishment of Escrow Accounts; Deposits in Escrow.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. The creation of any Escrow Account shall be evidenced by a certification in the form shown on Exhibit 5.06-1 attached hereto, in the case of an account established with the Servicer, or a letter agreement in the form shown on Exhibit 5.06-2 attached hereto, in the case of an account held by a depository other than the Servicer, such depository having been consented to by the Purchaser. In either case, a copy of such certification or letter agreement shall be famished to the Purchaser.

The Servicer shall deposit in each Escrow Account on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the related Mortgage Loans for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property, and (iii) all payments on account of Buydown Funds. The Servicer shall make withdrawals therefrom only to effect such payments as are required under Sections 5.07 and/or 5.08. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes, without any right of reimbursement therefor.

Section 5.07

Permitted Withdrawals From Escrow Accounts.

Withdrawals from any Escrow Account may be made by the Servicer only (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) if permitted by applicable law, for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to the restoration or repair of the Mortgaged Property in accordance with the terms of the related Mortgage Loan, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to reimburse a Mortgagor in connection with the making of the Payoff of the related Mortgage Loan or the termination of all or part of the escrow requirement in connection with the Mortgage Loan, (viii) to remove any amounts deposited into the Escrow Account in error, (ix) to deposit in the Collection Account on account of Buydown Funds, as applicable; and (x) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 5.08

Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. If a Mortgage does not provide for Escrow Payments, then the Servicer shall require that any such payments be made by the Mortgagor at the time they first become due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments but shall be entitled to reimbursement thereof in accordance with the terms of this Agreement.

The Servicer shall maintain in full force and effect a Primary Insurance Policy, conforming in all respects to the description set forth in Section 3.03(29), issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is required. Such coverage will be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to the percentage set forth in the FNMA Guide for which such insurance is no longer required, or until such time, if any, as such insurance is required to be released in accordance with the provisions of applicable law including, but not limited to, the Homeowners Protection Act of 1998. The Servicer shall assure that all premiums due under any Primary Insurance Policy are paid in a timely manner, but, shall be entitled to reimbursement pursuant to the terms of this Agreement for premiums paid by the Servicer on behalf of any Mortgagor who is obligated to pay such premiums but fails to do so. The Servicer shall not cancel or refuse to renew any Primary Insurance Policy in effect on the Funding Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with an insurer that satisfies the standards set forth in Section 3.03(29). The Servicer shall not take any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 7.01, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, then the Servicer shall obtain, and, except as otherwise provided above, maintain, a replacement Primary Insurance Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 5.04, any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the Collection Account, subject to withdrawal in accordance with Section 5.05.

Section 5.09

Transfer of Accounts.

The Servicer may transfer the Collection Account or any Escrow Account to a different depository institution from time to time; provided that (i) no such transfer shall be made unless all certifications or letter agreements required under Section 5.04 have been executed and delivered by the patties thereto; and (ii) concurrently upon any such transfer, the Servicer shall give written notice thereof to the Purchaser. Notwithstanding anything to the contrary contained herein, the Collection Account and each Escrow Account shall at all times constitute Eligible Accounts.

Section 5.10

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount that is at least equal to the lesser of (a) the maximum insurable value of the improvements securing such Mortgage Loan and (b) the greater of (1) the Unpaid Principal Balance of such Mortgage Loan or (2) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the loss payee from becoming a co-insurer.

If any Mortgaged Property is in an area identified by the Federal Emergency Management Agency as having special flood hazards and such flood insurance has been made available, then the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the outstanding principal balance of the related Mortgage Loan if replacement cost coverage is not available for the type of building insured) or (b) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended (assuming that the area in which such Mortgaged Property is located is participating in such program).

The Servicer shall also maintain on each REO Property fire, hazard and liability insurance, and to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance with extended coverage in an amount which is at least equal to the lesser of (a) the maximum insurable value of the improvements which are a part of such property and (b) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Note Rate and related Servicing Advances.

All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, or upon request to the Purchaser, and shall provide for at least 30 days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Servicer. The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided that the Servicer shall not accept any such insurance policies from insurance companies unless such companies (a) currently reflect (1) a general policyholder’s rating of B+or better and a financial size category of III or better in Best’s Key Rating Guide, or (2) a general policyholder’s rating of “A” or “A-” or better in Best’s Key Rating Guide, and (b) are licensed to do business in the state wherein the related Mortgaged Property is located. Notwithstanding the foregoing, the Servicer may accept a policy underwritten by Lloyd’s of London or, if it is the only coverage available, coverage under a state’s Fair Access to Insurance Requirement (FAIR) Plan. If a hazard policy becomes in danger of being terminated, or the insurer ceases to have the ratings noted above, the Servicer shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 5.11.

Pursuant to Section 5.04, any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Accepted Servicing Practices, shall be deposited in the Collection Account within two Business Days after receipt, subject to withdrawal in accordance with Section 5.05. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating remittances to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

Section 5.11

Maintenance of Mortgage Impairment Insurance Policy.

If the Servicer obtains and maintains a blanket policy issued by an issuer that has a Best’s Key rating of A+: V insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 5.10 and otherwise complies with all other requirements of Section 5.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 5.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, if there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 5.10 and there shall have been one or more losses which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause; provided that the Servicer shall not be entitled to obtain reimbursement therefor. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Purchaser.

Section 5.12

Fidelity Bond; Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of FNMA and FHLMC on all officers, employees or other Persons acting in any capacity with regard to the Mortgage Loan to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the “Mortgage Banker’s Blanket Bond” and shall protect and insure the Servicer against losses, including losses arising by virtue of any Mortgage Loan not being satisfied in accordance with the procedures set forth in Section 7.02 and/or losses resulting from or arising in connection with forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of or by such Persons. Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 5.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Guide and by FHLMC in the FHLMC Servicing Guide. Upon Purchaser’s reasonable request, the Servicer shall cause to be delivered to the Purchaser: (i) a certified true copy of the Fidelity Bond and insurance policy; (ii) a written statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Purchaser; and (iii) written evidence reasonably satisfactory to the Purchaser that such Fidelity Bond or insurance policy provides that the Purchaser is a beneficiary or loss payee thereunder.

Section 5.13

Management of REO Properties.

If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (each, an “REO Property”), the deed or certificate of sale shall be taken in the name of the Purchaser or the Person (which may be the Servicer for the benefit of the Purchaser) designated by the Purchaser, or in the event the Purchaser notifies the Servicer that the Purchaser or such Person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Purchaser from an attorney duly licensed to practice law in the state where the REO Property is located. The Servicer (acting alone or through a subservicer), on behalf of the Purchaser, shall, subject to Section 5.01(3)(c), dispose of any REO Property pursuant to Section 5.14. Unless an appraisal prepared by an MAI Appraiser who is Independent in accordance with the provisions of 12 C.F.R. 225.65 shall have been obtained in connection with the acquisition of such REO Property, promptly following any acquisition by the Purchaser (through the Servicer) of an REO Property, the Servicer shall obtain a narrative appraisal thereof (at the expense of the Purchaser) in order to determine the fair market value of such REO Property. The Servicer shall promptly notify the Purchaser of the results of such appraisal. The Servicer shall also cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter (or more often as Purchaser may reasonably request), and Servicer shall be entitled to be reimbursed for expenses in connection therewith in accordance with this Agreement. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Servicer to the Purchaser. The Servicer shall also furnish to the Purchaser the applicable reports required under Section 8.01.

Notwithstanding anything to the contrary contained herein, if a REMIC election has been or is to be made with respect to the arrangement under which the Mortgage Loans and the REO Properties are held, then the Servicer shall manage, conserve, protect and operate each REO Property in a manner that does not cause such REO Property to fail to qualify as “foreclosure property’ within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) or any “net income from foreclosure property” within the meaning of Section 860G(c)(2) of the Code (or comparable provisions of any successor or similar legislation).

The Servicer shall deposit and hold all revenues and funds collected and received in connection with the operation of each REO Property in the Collection Account, and the Servicer shall account separately for revenues and funds received or expended with respect to each REO Property.

The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement (and, in particular, Section 5.01(3)(c)), to do any and all things in connection with any REO Property as are consistent with the servicing standards set forth in Section 5.01. In connection therewith, the Servicer shall depositor cause to be deposited on a daily basis in the Collection Account all revenues and collections received or collected by it with respect to each REO Property, including all proceeds of any REO Disposition. Subject to Section 5.15, the Servicer shall withdraw (without duplication) from the Collection Account, but solely from the revenues and collections received or collected by it with respect to a specific REO Property, such funds necessary for the proper operation, management and maintenance of such REO Property, including the following:

(1)

all insurance premiums due and payable in respect of such REO Property;

(2)

all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

(3)

all customary and reasonable costs and expenses necessary to maintain, repair, appraise, evaluate, manage or operate such REO Property (including the customary and reasonable costs incurred by any “managing agent” retained by the Servicer in connection with the maintenance, management or operation of such REO Property);

(4)

all reasonable costs and expenses of restoration improvements, deferred maintenance and tenant improvements; and

(5)

all other reasonable costs and expenses, including reasonable attorneys’ fees, that the Servicer may suffer or incur in connection with its performance of its obligations under this Section (other than costs and expenses that the Servicer is expressly obligated to bear pursuant to this Agreement).

To the extent that amounts on deposit in the Collection Account are insufficient for the purposes set forth in clauses (1) through (5) above, the Servicer shall, subject to Section 6.04, advance the amount of funds required to cover the shortfall with respect thereto. The Servicer shall promptly notify the Purchaser in writing of any failure by the Servicer to make a Servicing Advance of the type specified in clauses (1) or (2) above (irrespective of whether such Servicing Advance is claimed to be non-recoverable by the Servicer pursuant to Section 6.04).

Following the consummation of an REO Disposition, the Servicer shall remit to the Purchaser, in accordance with Section 6.01, any proceeds from such REO Disposition in the Collection Account following the payment of all expenses and Servicing Advances relating to the subject REO Property.

Section 5.14

Sale of Specially Serviced Mortgage Loans and REO Properties.

Subject to Section 5.01 (and, specifically, Section 5.01(3)(c)) and Section 5.15, the Servicer shall offer to sell any REO Property in the manner that is in the best interests of the Purchaser or other owner of the REO, but no later than the time determined by the Servicer to be sufficient to result in the sale of such REO Property on or prior to the time specified in Section 5.15. In accordance with the servicing standards set forth in Section 5.01, the Servicer or designated agent of the Servicer shall solicit bids and offers from Persons for the purchase of any Specially Serviced Mortgage Loan or REO Property and, upon receipt thereof, promptly (but in any event within 3 Business Days) present such bids and offers to the Purchaser. The Servicer shall not accept any bid or offer for any Specially Serviced Mortgage Loan or REO Property except in compliance with Section 5.01(3)(c).  The Purchaser may reject any bid or offer if the Purchaser determines the rejection of such bid or offer would be in the best interests of the Purchaser. The Purchaser shall notify the Servicer of such determination within three (3) Business Days of notice of any such bids from the Servicer. If the Purchaser rejects any bid or offer, the Servicer shall, if appropriate, seek an extension of the 3 year period (or such other period as may be permitted or required under Section 860G(a)(8) of the Code if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held) referred to in Section 5.15.

Subject to Section 5.01 (and, specifically, Section 5.01(3)(c)) and Section 5.15, the Servicer shall act on behalf of the Purchaser in negotiating and taking any other action necessary or appropriate in connection with the sale of any Specially Serviced Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. The terms of sale of any Specially Serviced Mortgage Loan or REO Property shall be in the sole discretion of the Purchaser. Any sale of a Specially Serviced Mortgage Loan or any REO Disposition shall be without recourse to, or representation or warranty by, the Purchaser or the Servicer, and, if consummated in accordance with the terms of this Agreement, then the Servicer shall have no liability to the Purchaser with respect to the purchase price therefor accepted by the Purchaser. The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited in (a) if such sale is an REO Disposition, in the Collection Account in accordance with Section 5.13 and (b) in any other circumstance, the Collection Account in accordance with Section 5.04.

Section 5.15

Realization Upon Specially Serviced Mortgage Loans and REO Properties.

Subject to Section 5.01(3)(c), the Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default and as to which (a) in the reasonable judgment of the Servicer, no satisfactory arrangements can, in accordance with Accepted Servicing Practices, be made for collection of delinquent payments pursuant to Section 5.01 and (b) such foreclosure or other conversion is otherwise in accordance with Section 5.01. The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration, repair, protection or maintenance of any property unless it shall determine that such expenses will be recoverable to it as Servicing Advances either through REO Disposition Proceeds, Liquidation Proceeds or through Insurance Proceeds (in accordance with Section 5.05) or from any other source relating to the Specially Serviced Mortgage Loan. The Servicer shall be required to advance funds for all other costs and expenses incurred by it in any such foreclosure proceedings; provided that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated by Section 5.05.

Upon any Mortgaged Property becoming an REO Property, the Servicer shall promptly notify the Purchaser thereof, specifying the date on which such Mortgaged Property became an REO Property. Pursuant to its efforts to sell such REO Property, the Servicer shall, either itself or through an agent selected by it, protect and conserve such REO Property in accordance with the servicing standards set forth in Section 5.01 and may, subject to Section 5.01(3)(c) and incident to its conservation and protection of the interests of the Purchaser, rent the same, or any part thereof, for the period to the sale of such REO Property.

Notwithstanding anything to the contrary contained herein, the Purchaser shall not, and the Servicer shall not on the Purchaser’s behalf, acquire any real property (or personal property incident to such real property) except in connection with a default or a default that is imminent on a Mortgage Loan. If the Purchaser acquires any real property (or personal property incident to such real property) in connection with such a default, then such property shall be disposed of by the Servicer in accordance with this Section and Section 5.14 as soon as possible but in no event later than 3 years after its acquisition by the Servicer on behalf of the Purchaser (or such other period as may be permitted or required under Section 860G(a)(8) of the Code if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held), unless the Servicer obtains, at the expense of the Purchaser, in a timely fashion an extension from the Internal Revenue Service for an additional specified period.

Any recommendation of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Property, net of reimbursement to the Servicer for Servicing Advances and fees for work-out compensation earned in accordance with the FHLMC Servicing Guide, incurred with respect to such REO Property under Section 5.13, shall be applied to the payment of the costs and expenses set forth in Section 5.13(4), with any remaining amounts to be promptly deposited in the Collection Account in accordance with Section 5.13.

If, in the exercise of its servicing obligations with respect to any Mortgaged Property hereunder, the Servicer deems it is necessary or advisable to obtain an Environmental Assessment, then the Servicer shall so obtain an Environmental Assessment, it being understood that all reasonable costs and expenses incurred by the Servicer in connection with any such Environmental Assessment (including the cost thereof) shall be deemed to be Servicing Advances recoverable by the Servicer pursuant to Section 5.13(4). Such Environmental Assessment shall (a) assess whether (1) such Mortgaged Property is in material violation of applicable Environmental Laws or (2) after consultation with an environmental expert, taking the actions necessary to comply with applicable Environmental Laws is reasonably likely to produce a greater recovery on a net present value basis than not taking such actions, and (b) identify whether (1) any circumstances are present at such Mortgaged Property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or (2) if such circumstances exist, after consultation with an environmental expert, taking such actions is reasonably likely to produce a greater recovery on a present value basis than not taking such actions. (The conditions described in the immediately preceding clauses (a) and (b) shall be referred to herein as “Environmental Conditions Precedent to Foreclosure”).  If any such Environmental Assessment so warrants, the Servicer is hereby authorized to and shall perform such additional environmental testing as it deems necessary and prudent to establish the satisfaction of the foregoing Environmental Conditions Precedent to Foreclosure or to proceed as set forth below (such additional testing thereafter being included in the term “Environmental Assessment”).

If an Environmental Assessment deemed necessary or advisable by the Servicer in accordance with this Section 5.15 establishes that any of the Environmental Conditions Precedent to Foreclosure is not satisfied with respect to any Mortgaged Property, but the Servicer in good faith reasonably believes that it is in the best economic interest of the Purchaser to proceed against such Mortgaged Property and, if title thereto is acquired, to take such remedial, corrective or other action with respect to the unsatisfied condition or conditions as may be prescribed by applicable law to satisfy such condition or conditions, then the Servicer shall so notify the Purchaser. If, pursuant to Section 5.01(3)(c), the Purchaser has notified the Servicer in writing to proceed against such Mortgaged Property, then the Servicer shall so proceed. The cost of any remedial, corrective or other action contemplated by the preceding sentence in respect of any of the Environmental Conditions Precedent to Foreclosure that is not satisfied shall not be an expense of the Servicer and the Servicer shall not be required to expend or risk its own funds or otherwise incur any financial liability in connection with any such action.

If an Environmental Assessment deemed necessary or advisable by the Servicer in accordance with this Section 5.15 establishes that any of the Environmental Conditions Precedent to Foreclosure is not satisfied with respect to any Mortgaged Property and, in accordance with Section 5.01(3)(c), the Purchaser elects or is deemed to have elected not to proceed against such Mortgaged Property, then the Servicer shall, subject to Section 5.01(3)(c), take such action as it deems to be in the best economic interest of the Purchaser (other than proceeding against the Mortgaged Property or directly or indirectly becoming the owner or operator thereof) as determined in accordance with the servicing standard set forth in Section 5.01 and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

Prior to the Servicer taking any action with respect to the use, management or disposal of any hazardous materials on any Mortgaged Property, the Servicer shall request the approval of the Purchaser in accordance with Section 5.01(3)(c) and, if such action is approved by the Purchaser, (a) keep the Purchaser apprised of the progress of such action; and (b) take such action in compliance with all applicable Environmental Laws.

Section 5.16

Investment of Funds in the Collection Account.

The Servicer may direct any depository institution which holds the Collection Account to invest the funds in the Collection Account in one or more Permitted Investments bearing interest. All such Permitted Investments shall be held to maturity, unless payable on demand. In the event amounts on deposit in the Collection Account are at any time invested in a Permitted Investment payable on demand, the Servicer shall:

(a)

consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(b)

demand payment of all amounts due thereunder promptly upon determination by the Servicer or notice from the Purchaser that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Collection Account.

All income and gain realized from investment of funds deposited in the Collection Account shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 5.05. The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any Permitted Investment immediately upon realization of such loss.

Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Purchaser may elect to take such action, or instruct the Servicer to take such action, as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings, at the expense of the Servicer.

Section 5.17

Application of Buydown Funds.

With respect to each Buydown Mortgage Loan, the Seller shall have deposited into the Escrow Account, no later than the last day of the month, Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on all Due Dates in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payments which are required to be paid by the Mortgagor under the terms of the related Mortgage Note (without regard to the related Buydown Agreement as if the Mortgage Loan were not subject to the terms of the Buydown Agreement). With respect to each Buydown Mortgage Loan, the Seller will distribute to the Purchaser on each Remittance Date an amount of Buydown Funds equal to the amount that, when added to the amount required to be paid on such date by the related Mortgagor, pursuant to and in accordance with the related Buydown Agreement, equals the full Monthly Payment that would otherwise be required to be paid on such Mortgage Loan by the related Mortgagor under the terms of the related Mortgage Note (as if the Mortgage Loan were not a Buydown Mortgage Loan and without regard to the related Buydown Agreement).

If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the Mortgaged Property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Seller or the insurer under any related Primary Insurance Policy) the Seller shall, on the Remittance Date following the date upon which Liquidation Proceeds or REO Disposition Proceeds are received with respect to any such Buydown Mortgage Loan, distribute to the Purchaser all remaining Buydown Funds for such Mortgage Loan then remaining in the Escrow Account. Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Purchaser in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan. If a Mortgagor on a Buydown Mortgage Loan prepays such Mortgage Loan in its entirety during the related Buydown Period, the Seller shall be required to withdraw from the Escrow Account any Buydown Funds remaining in the Escrow Account and remit to the Mortgagor or other designated party with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement. If a Principal Prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Escrow Account related to such Buydown Mortgage Loan, would result in a principal prepayment of the entire unpaid principal balance of the Buydown Mortgage Loan, the Seller shall withdraw from the Escrow Account and deposit into the Collection Account the Buydown Funds which together with the Principal Prepayment will result in a principal prepayment of the entire unpaid principal balance of the Buydown Mortgage Loan, and which aggregate amount will be distributed to the Purchaser on the Remittance Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received.

Section 5.18

Compliance with REMIC Provisions.

Notwithstanding any provision in this Agreement to the contrary, if a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contributions” to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

ARTICLE VI:
REPORTS; REMITTANCES; ADVANCES

Section 6.01

Remittances.

(1)

On each Remittance Date, the Servicer shall remit to the Purchaser by wire transfer of immediately available funds (a) all amounts credited to the Collection Account as of the close of business on the Determination Date, net of charges against or withdrawals from the Collection Account in accordance with Section 5.05, which charges against or withdrawals from the Collection Account the Servicer shall make solely on such Remittance Date, plus (b) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 6.03, plus (c) if applicable, an amount of Buydown Funds calculated in accordance with Section 5.17 minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Collection Account in connection with such Principal Prepayment in accordance with Section 5.04(11), minus (d) any amounts attributable to Prepaid Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month of the Remittance Date;

(2)

All remittances made to the Purchaser on each Remittance Date will be made to the Purchaser by wire transfer of immediately available funds accordingly to the instructions that will be provided by Purchaser to the Servicer.

(3)

With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to Prime Rate (as published in the Wall Street Journal) plus 200 basis points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. Neither the payment by the Servicer nor the acceptance by the Purchaser of any such interest shall be deemed an extension of time for payment or a waiver by the Purchaser of any Event of Default.

Section 6.02

Reporting.

On or before the 5th calendar day (or, if such day is not a Business Day, on the immediately succeeding Business Day) of each month during the term hereof, the Servicer shall deliver to the Purchaser in a mutually acceptable electronic format, monthly loan level accounting reports and reports in the form of Exhibits 6.02(a) through 6.02(g) attached hereto with respect to the Due Period related to the most recent Remittance Date. Such monthly accounting reports shall include, but not be limited to, information as to the loan level and aggregate Scheduled Principal Balance and Unpaid Principal Balance of all Mortgage Loans, the scheduled amortization of all Mortgage Loans, any delinquencies and the amount of any Principal Prepayments as of the most recently ended Record Date.

The Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time and will prepare and file such other reports and filings as required by Accepted Servicing Practices.

Section 6.03

Monthly Advances by the Servicer.

(1)

Not later than the close of business on the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Collection Account an amount equal to all Monthly Payments not previously advanced by the Servicer (with interest adjusted to the Remittance Rate) that were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date. The Servicer may reduce the total amount to be deposited in the Collection Account as required by the foregoing sentence by the amount of funds in the Collection Account which represent Prepaid Monthly Payments.

(2)

The Servicer’s obligations to make Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the Remittance Date prior to the Remittance Date for the remittance of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds, REO Disposition Proceeds or Condemnation Proceeds) with respect to the Mortgage Loan; provided that such obligation shall cease if the Servicer furnishes to the Purchaser an Officers’ Certificate evidencing the determination by the Servicer in accordance with Section 6.04 that an advance with respect to such Mortgage Loan would constitute a Non-recoverable Advance.

Section 6.04

Non-recoverable Advances.

The determination by the Servicer that it has made a Non-recoverable Advance or that any Monthly Advance or Servicing Advance, if made, would constitute a Non-recoverable Advance shall be evidenced by an Officers’ Certificate delivered to the Purchaser detailing the reasons for such determination.

Section 6.05

Itemization of Servicing Advances.

The Servicer shall provide the Purchaser with an itemization of all Servicing Advances incurred or made by the Servicer hereunder as the Purchaser may from time to time reasonably request.

Section 6.06

Officer’s Certificate.

The Seller shall deliver to the Purchaser an Officer’s Certificate in the form attached hereto as Exhibit 9 on the Initial Funding Date and upon Purchaser’s reasonable request thereafter.

ARTICLE VII:
GENERAL SERVICING PROCEDURE

Section 7.01

Enforcement of Due-on-Sale Clauses, Assumption Agreements.

(1)

The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “ due-on-sale” clause applicable thereto; provided that the Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.

(2)

If the Servicer is prohibited from enforcing such “due-on-sale” clause, then the Servicer will enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon (For purposes of this Section 7.01, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.) If any Mortgage Loan is to be assumed, then the Servicer shall inquire into the creditworthiness of the proposed transferee and shall use the same underwriting criteria for approving the credit of the proposed transferee that are used with respect to underwriting mortgage loans of the same type as the Mortgage Loan. Where an assumption is allowed, the Servicer, with the prior written consent of the primary mortgage insurer, if any, and subject to the conditions of Section 7.01(3), shall, and is hereby authorized to, enter into a substitution of liability agreement with the Person to whom the Mortgaged Property is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement. In no event shall the Note Rate, the amount of the Monthly Payment or the final maturity date be changed. For ARM Loans, in no event shall the Index, Gross Margin, Initial Rate Cap, Periodic Cap, Minimum Rate, Maximum Rate, or Rate Adjustment Date be changed. The Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting apart thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement shall be retained by the Servicer as additional compensation for servicing the Mortgage Loans.

(3)

If the credit of the proposed transferee does not meet such underwriting criteria, then the Servicer shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 7.02

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Purchaser (or Purchaser’s designee) by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.04 have been or will be so deposited and shall request delivery to it of the applicable Legal Documents held by the Purchaser. Upon receipt of such certification and request, the Purchaser shall promptly release or cause to be released the related mortgage documents to the Servicer and the Servicer shall promptly prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

If the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage, or should it otherwise take such action which results in a reduction of the coverage under the Primary Insurance Policy, if any, then the Servicer shall promptly give written notice thereof to the Purchaser, and, within 10 Business Days following written demand therefor from the Purchaser to the Servicer, the Servicer shall repurchase the related Mortgage Loan by paying to the Purchaser the Repurchase Price therefor by depositing the Repurchase Price into the Collection Account.

From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy, the Purchaser shall, upon request of the Servicer and delivery to the Purchaser (or Purchaser’s designee) of a servicing receipt signed by a Servicing Officer, release the applicable Legal Documents held by the Purchaser (or Purchaser’s designee) to the Servicer. Such servicing receipt shall obligate the Servicer to return the related mortgage documents to the Purchaser when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or nonjudicially, and the Servicer has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Legal Document or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and the Liquidation Proceeds were deposited in the Collection Account, the servicing receipt shall be released by the Purchaser (or Purchaser’s designee) to the Servicer.

Section 7.03

Servicing Compensation.

As compensation for its services hereunder, the Servicer shall be entitled to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicing Fee. The Servicing Fee in respect of a Mortgage Loan for a particular month shall become payable only upon the receipt by the Servicer from the Mortgagor of the full Monthly Payment in respect of such Mortgage Loan. Additional servicing compensation in the form of assumption fees, as provided in Section 7.01, late payment charges and other servicer compensation for modifications, short sales, and other shall be retained by the Servicer to the extent not required to be deposited in the Collection Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

Section 7.04

Annual Statement as to Compliance.

(a)

The Servicer will deliver to any master servicer which is master servicing any of the Mortgage Loans pursuant to a pass-through transfer or other securitization transaction (each, a “Master Servicer”), with copies upon request to the Purchaser and to any entity which is the depositor of the Mortgage Loans pursuant to a pass-through transfer or other securitization transaction (each, a “Depositor”) not later than February 28 of each calendar year, an Officers’ Certificate stating that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.  Copies of such statement may be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

(b)

With respect to any Mortgage Loans that are subject to a pass-through transfer or other securitization transaction, by February 28 of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer’s Certificate to any Master Servicer and upon request a copy thereof to any Depositor, for the benefit of each such entity and such entity’s affiliates and the officers, directors and agents of any such entity and such entity’s affiliates, in the form attached hereto as Exhibit 12. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year , then the Servicer shall not be required to provide the Officer’s Certificate described in this subsection (b).

(c)

The Servicer shall indemnify and hold harmless the Master Servicer, the Depositor, the Purchaser (and if this Agreement has been assigned in whole or in part by the Purchaser, any and all Persons previously acting as “Purchaser” hereunder), and their respective officers, directors, agents and affiliates, and such affiliates’ officers, directors and agents (any such person, an “Indemnified Party”) from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 7.04 or Section 7.05, or the gross negligence, bad faith or willful misconduct of the Servicer in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Servicer in the other in connection with a breach of the Servicer’s obligations under this Section 7.04 or Section 7.05, or the Servicer’s gross negligence, bad faith or willful misconduct in connection therewith.

(d)

It is acknowledged and agreed that each Master Servicer and Depositor shall be an express third party beneficiary of the provisions of this Section 7.04 and shall be entitled to independently enforce the provisions of this Section 7.04 with respect to any obligations owed to such entity as if it were a direct party to this Agreement.

(e)

The Servicer’s obligations to indemnify the Master Servicer pursuant to subsection (c) above shall be conditioned upon the Master Servicer’s agreement to indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K in connection with any related pass-through transfer or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith; and (ii) a breach by any servicer, other than the Servicer, of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from other such Servicer in connection with any indemnification provided by such servicer to the Master Servicer.

Section 7.05

Annual Independent Certified Public Accountants’ Servicing Report.

On or before March 31, 2003 and February 28 of each year thereafter, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of Mortgage loans by the Servicer generally that include a sampling of the Mortgage Loans, the provisions of Article VI have been complied with and, on the basis of such an examination conducted substantially in accordance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

Section 7.06

Purchaser’s Right to Examine Servicer Records.

The Purchaser shall have the right to examine and audit, during business hours or at such other times as are reasonable under applicable circumstances, upon ten days advance notice any and all of (i) the credit and other loan files relating to the Mortgage Loans or the Mortgagors, (ii) any and all books, records, documentation or other information of the Servicer (whether held by the Servicer or by another) relating to the servicing of the Mortgage Loans and (iii) any and all books, records, documentation or other information of the Servicer (whether held by the Servicer or by another) that are relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. The Servicer shall be obligated to make the foregoing information available to the Purchaser at the site where such information is stored; provided that the Purchaser shall be required to pay all reasonable costs and expenses incurred by the Servicer in making such information available.

ARTICLE VIII:
REPORTS TO BE PREPARED BY THE SERVICER

Section 8.01

The Servicer’s Reporting Requirements.

Electronic Format.  If requested by the Purchaser, the Servicer shall supply any and all information regarding the Mortgage Loans and the REO Properties, including all reports required to be delivered pursuant to Section 5.03, Section 6.02 and this Section 8.01, to the Purchaser in electronic format reasonably acceptable to Purchaser, unless otherwise limited by the servicing system utilized by the Servicer.

Additional Reports; Further Assurances.  On or before the 3rd Business Day preceding each Determination Date, the Servicer shall deliver to the Purchaser (i) a report, acceptable to the Purchaser, describing in reasonable detail all Mortgage Loans that are 90 days or more delinquent and the Servicer’s activities in connection with such delinquencies and (ii) a report (substantially in the form of Exhibit 8.01 attached hereto) with respect to delinquent Mortgage Loans. Utilizing resources reasonably available to the Servicer without incurring any cost except the Servicer’s overhead and employees’ salaries, the Servicer shall furnish to the Purchaser during the term of this Agreement such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be reasonably requested by the Purchaser with respect to Mortgage Loans or REO Properties (provided the Purchaser shall have given the Servicer reasonable notice and opportunity to prepare such reports, information or documentation), including any reports, information or documentation reasonably required to comply with any regulations of any governmental agency or body having jurisdiction over the Purchaser, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request. If any of such reports are not customarily prepared by the Servicer or require that the Servicer program data processing systems to create the reports, then the Purchaser shall pay to the Servicer a fee mutually agreed to by the Purchaser and the Servicer taking into account the Servicer’s actual time and cost in preparing such reports. The Servicer agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 8.02

Financial Statements.

The Servicer understands that, in connection with marketing the Mortgage Loans, the Purchaser may make available to any prospective purchaser of the Mortgage Loans the Servicer’s audited financial statements for its fiscal year 1999 and its audited financial statements for fiscal year 2000, together with any additional statements provided pursuant to the next sentence. During the term hereof, the Servicer will deliver to the Purchaser audited financial statements for each of its fiscal years following the Funding Date and all other financial statements prepared following the Funding Date to the extent any such statements are available upon request to the public at large.

The Servicer also agrees to make available upon reasonable notice and during normal business hours to any prospective purchasers of the Mortgage Loans a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer which may affect, in any material respect, the Servicer’s ability to comply with its obligations under this Agreement, and to permit any prospective purchasers upon reasonable notice and during normal business hours to inspect the Servicer’s servicing facilities for the purpose of satisfying such prospective purchasers that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

ARTICLE IX:
THE SELLERS

Section 9.01

Indemnification; Third Party Claims.

Each Seller shall indemnify and hold harmless the Purchaser, its directors, officers, agents, employees, and assignees (each, an “Indemnified Party”) from and against any costs, damages, expenses (including reasonable attorneys’ fees and costs, irrespective of whether or not incurred in connection with the defense of any actual or threatened action, proceeding, or claim), fines, forfeitures, injuries, liabilities or losses (“Losses”) suffered or sustained in any way by any such Person, no matter how or when arising (including Losses incurred or sustained in connection with any judgment, award, or settlement), in connection with or relating to (i) a breach by such Seller of any of its representations and warranties contained in Article III or (ii) a breach by such Seller of any of its covenants and other obligations contained herein including any failure to service the Mortgage Loans in compliance with the terms hereof and in accordance with the standard of care in Section 9.03. The applicable Seller shall immediately (i) notify the Purchaser if a claim is made by a third party with respect to this Agreement, any Mortgage Loan and/or any REO Property (ii) assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including attorneys’ fees, and (iii) promptly pay, discharge and satisfy any judgment, award, or decree that may be entered against it or the Purchaser in respect of such claim. Nothing contained herein shall prohibit the Purchaser, at its expense, from retaining its own counsel to assist in any such proceedings or to observe such proceedings; provided that neither Seller shall be obligated to pay or comply with any settlement to which it has not consented. The Purchaser shall reimburse the Servicer for all Monthly Advances and Servicing Advances advanced by it pursuant to the second preceding sentence except when the claim in any way relates to the Servicer’s indemnification pursuant to this Section 9.01.

Section 9.02

Merger or Consolidation of the Seller.

Each Seller will keep in full effect its existence, rights and franchises as a corporation or a Delaware business trust, as applicable, under the laws of the state of its organization and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which a Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation (including by means of the sale of all or substantially all of such Seller’s assets to such Person) to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that, unless otherwise consented to by the Purchaser, the successor or surviving Person, in the case of a merger or consolidation, etc. of the Servicer, shall be an institution qualified to service mortgage loans on behalf of FNMA and FHLMC in accordance with the requirements of Section 3.02(1), shall not cause a rating on any security backed by any of the Mortgage Loans to be downgraded, shall have a minimum net worth of no less than $25 million and shall satisfy the requirements of Section 12.01 with respect to the qualifications of a successor to such Seller.

Furthermore, in the event the Seller transfers or otherwise disposes of all or substantially all of its assets to an Affiliate of the Seller, such Affiliate shall satisfy the conditions above and shall also be fully liable to the Purchaser for all of the Seller’s obligations and liabilities hereunder.

Section 9.03

Limitation on Liability of the Sellers and Others.

Neither the Sellers nor any of the officers, employees or agents of the Sellers shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or pursuant to the express written instructions of the Purchaser, or for errors in judgment made in good faith, provided that this provision shall not protect the Sellers or any such Person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith, gross negligence or any breach in the performance of the obligations and duties hereunder. The Sellers and any officer, employee or agent of the Sellers may rely in good faith on any document of any kind reasonably believed by the Sellers or such Person to be genuine and prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

The Sellers shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their duties hereunder and which in their opinion may involve them in any expense or liability; provided that the Sellers may in their discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. The Purchaser shall reimburse the Seller for all itemized legal expenses and costs of such action and any liability resulting therefrom except when the claim in any way relates to the Servicer’s indemnification pursuant to this Section 9.01. This indemnity shall survive the termination of this Agreement.

Section 9.04

Servicer Not to Resign.

With respect to the retention by Cendant Mortgage of the servicing of the Mortgage Loans and the REO Properties hereunder, Cendant Mortgage acknowledges that the Purchaser has acted in reliance upon Cendant Mortgage’s Independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Consequently, Cendant Mortgage shall not assign the servicing rights retained by it hereunder to any third party nor resign from the obligations and duties hereby imposed on it except (i) with the approval of the Purchaser, such approval not to be unreasonably withheld, or (ii) 3 Business Days following any determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Cendant Mortgage. Any determination permitting the transfer of the servicing rights or the resignation of Cendant Mortgage under Subsection (ii) hereof shall be evidenced by an opinion of counsel to such effect delivered to the Purchaser, which opinion of counsel shall be in form and substance reasonably acceptable to the Purchaser. Any related servicing transfer will be in accordance with the requirements of Section 11.01(3).

ARTICLE X:
DEFAULT

Section 10.01

Events of Default.

In case one or more of the following events shall occur and be continuing:

(1)

any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of 1 Business Day unless such failure to remit is due to a cause beyond the Servicer’s control, including an act of God, act of civil, military or governmental authority, fire, epidemic, flood, blizzard, earthquake, riot, war, or sabotage, provided that the Servicer gives the Purchaser notice of such cause promptly and uses its reasonable efforts to correct such failure to remit and does so remit within 1 Business Day following the end of the duration of the cause of such failure to remit;

(2)

any failure on the part of a Seller/Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of such Seller/Servicer set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the applicable Seller/Servicer by the Purchaser; provided that such 30-day period shall not begin with respect to any failure to cure, repurchase or substitute in accordance with Sections 2.04 and/or 3.04 until the expiration of the cure periods provided for in Sections 2.04 and/or 3.04, as applicable;

(3)

any filing of an Insolvency Proceeding by or on behalf of a Seller/Servicer, any consent by or on behalf of a Seller/Servicer to the filing of an Insolvency Proceeding against a Seller/Servicer, or any admission by or on behalf of a Seller/Servicer of its inability to pay its debts generally as the same become due;

(4)

any filing of an Insolvency Proceeding against a Seller/Servicer that remains undismissed or unstayed for a period of 60 days after the filing thereof,

(5)

any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of a Seller/Servicer;

(6)

any failure or inability of Cendant Mortgage to be eligible to service Mortgage Loans for FNMA or FHLMC;

(7)

any sale, transfer, assignment, or other disposition by a Seller/Servicer of all or substantially all of its property or assets to a Person who does not meet the qualifications enumerated or incorporated by reference into Section 9.02, any assignment by a Seller/Servicer of this Agreement or any of a Seller’s/Servicer’s rights or obligations hereunder except in accordance with Section 9.04, or any action taken or omitted to be taken by a Seller/Servicer in contemplation or in furtherance of any of the foregoing, without the consent of the Purchaser;

(8)

any failure by the Seller to be in compliance with applicable “doing business” or licensing laws of any jurisdiction where Mortgaged Property is located; or

(9)

the Servicer fails to duly perform, within the required time period, its obligations under Sections 7.04 and 7.05 of this Agreement, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Servicer may, in addition to whatever rights the Purchaser may have at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof subject to Section 12.01, without the Purchaser’s incurring any penalty or fee of any kind whatsoever in connection therewith; provided that, upon the occurrence of an Event of Default under Subsection (3), (4) or (5) of this Section 10.01, this Agreement and all authority and power of the Servicer hereunder (whether with respect to the Mortgage Loans, the REO Properties or otherwise) shall automatically cease. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement (whether with respect to the Mortgage Loans or otherwise) shall cease. Notwithstanding the occurrence of an Event of Default, the Servicer shall be entitled to all amounts due to such party and remaining unpaid on such date of termination.

ARTICLE XI:
TERMINATION

Section 11.01

Term and Termination; Termination Without Cause.

(1)

he servicing obligations of the Servicer under this Agreement may be terminated as provided in Section 10.01 hereof or in this Section 11.01.

(2)

In any case other than as provided under Subsection (1) hereof, the respective obligations and responsibilities of the Servicer hereunder shall terminate upon: (a) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all fiends due hereunder; or (b) the mutual written consent of the Servicer and the Purchaser.

(3)

Upon any termination of this Agreement or the servicing obligations of the Servicer hereunder, then the Servicer shall prepare, execute and deliver all agreements, documents and instruments, including all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect such termination, all at the Servicer’s sole expense. In any such event, the Servicer agrees to cooperate with the Purchaser in effecting the termination of the Servicer’s servicing responsibilities hereunder, including the transfer to the Purchaser or its designee for administration by it of all cash amounts which shall at the time be contained in, or credited by the Servicer to, the Collection Account and/or the Escrow Account or thereafter received with respect to any Mortgage Loan or REO Property.

(4)

The Purchaser, by giving 60 days prior written notice to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement with respect to some or all of the Mortgage Loans, without cause. In the event that the Servicer is terminated pursuant to this Section 11.01(4) without cause with respect to some or all of the Mortgage Loans, the Purchaser shall pay to the Servicer a termination fee in an amount equal to 5.00% of the Unpaid Principal Balance of the related Mortgage Loans as of the date of such termination. Notwithstanding anything in this Section 11.01(4) to the contrary, the Purchaser shall not be able to terminate the Servicer without cause pursuant to this Section 11.01(4) with respect to any Affinity Loans.

Section 11.02

Survival.

Notwithstanding anything to the contrary contained herein, the representations and warranties of the parties contained herein and in any certificate or other instrument delivered pursuant hereto, as well as the other covenants hereof (including those set forth in Section 9.01) that, by their terms, require performance after the termination by this Agreement, shall survive the delivery and payment for the Mortgage Loans on each Funding Date as well as the termination of this Agreement and shall inure to the benefit of the parties, their successors and assigns. Sellers further agree that the representations, warranties and covenants made by Sellers herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by Purchaser notwithstanding any investigation heretofore made by Purchaser or on Purchaser’s behalf.

ARTICLE XII:
GENERAL PROVISIONS

Section 12.01

Successor to the Servicer.

Upon the termination of the Servicer’s servicing responsibilities and duties under this Agreement pursuant to Section 9.04, 10.01, or 11.01, the Purchaser shall (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement or (ii) appoint a successor servicer which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement. If the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, then the Servicer shall continue to discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if applicable) all on the terms and conditions contained herein and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The termination of the Servicer’s servicing responsibilities pursuant to any of the aforementioned Sections shall not, among other things, relieve the Servicer of its obligations pursuant to Section 2.04 and/or 7.02, the representations and warranties or other obligations set forth in Sections 2.04, 3.01, 3.02 and 3.03 and the remedies available to the Purchaser under the various provisions of this Agreement. In addition, such termination shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination.

Section 12.02

Governing Law.

This Agreement is to be governed by, and construed in accordance with the internal laws of the State of New York without giving effect to principals of conflicts of laws. The obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12.03

Notices.

Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered, sent by courier with delivery against signature therefor, mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar writing mailed or sent by courier as provided above, to (i) in the case of the Purchaser, UBS Real Estate Securities Inc., f/k/a UBS Warburg Real Estate Securities Inc., 1285 Avenue of the Americas, New York, NY, 10019, Attention: Craig Eckes, (ii) in the case of the Cendant Mortgage, Cendant Mortgage Corporation, 6000 Atrium Way, Mt. Laurel, NJ 08054, Attention: Peter A. Thomas, Vice President, Secondary Marketing, and (iii) in the case of the Trust, c/o Cendant Mortgage Corporation, as Administrator, 6000 Atrium Way, Mt. Laurel, NJ 08054, Attention: Peter A. Thomas, Vice President, Secondary Marketing or such other address as may hereafter be furnished to the Purchaser in writing by the applicable Seller.

Section 12.04

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.05

Schedules and Exhibits.

The schedules and exhibits that are attached to this Agreement are hereby incorporated herein and made a part hereof by this reference.

Section 12.06

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(1)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(2)

any reference in this Agreement to this Agreement or any other agreement, document, or instrument shall be a reference to this Agreement or any other such agreement, document, or instrument as the same has been amended, modified, or supplemented in accordance with the terms hereof and thereof (as applicable);

(3)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(4)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs, “ and other subdivisions without reference to a document are to designated articles, sections, subsections, paragraphs and other subdivisions of this Agreement, unless the context shall otherwise require;

(5)

a reference to a subsection without further reference to a section is a reference to such subsection as contained in the same section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(6)

a reference to a “day” shall be a reference to a calendar day;

(7)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(8)

the terms “include” and “including” shall mean without limitation by reason of enumeration.

Section 12.07

Waivers and Amendments, Noncontractual Remedies; Preservation of Remedies.

This Agreement may be amended, superseded, canceled, renewed or extended and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

Section 12.08

Captions.

All section titles or captions contained in this Agreement or in any schedule or exhibit annexed hereto or referred to hereby and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

Section 12.09

Counterparts; Effectiveness.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement shall become effective as of the date first set forth herein upon the due execution and delivery of this Agreement by each of the parties hereto.

Section 12.10

Entire Agreement; Amendment.

This Agreement (including the schedules and exhibits annexed hereto or referred to herein), together with the Cendant Guide, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements, written or oral, with respect thereto. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the authorized representatives of the parties hereto.

Section 12.11

Further Assurances.

Each party hereto shall take such additional action as may be reasonably necessary to effectuate this Agreement and the transactions contemplated hereby. The Sellers will promptly and duly execute and deliver to the Purchaser such documents and assurances and take such further action as the Purchaser may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of the Purchaser.

Section 12.12

Intention of the Seller.

Each Seller intends that the conveyance of such Seller’s right, title and interest in and to the Mortgage Loans to the Purchaser shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the applicable Seller intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. Each Seller also intends and agrees that, in such event, (i) the applicable Seller shall be deemed to have granted to the Purchaser and its assigns a first priority security interest in such Seller’s entire right, title and interest in and to the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans, all amounts held from time to time in the accounts mentioned pursuant to this Agreement and all reinvestment earnings on such amounts, together with all of the applicable Seller’s right, title and interest in and to the proceeds of any title, hazard or other insurance policies related to such Mortgage Loans and (ii) this Agreement shall constitute a security agreement under applicable law. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

Section 12.13

No Solicitation.

From and after the initial Funding Date, the Sellers and Servicer agree that it will not take any action or facilitate or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller’s or Servicer’s behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Sellers or Servicer or any affiliate of the Sellers or Servicer which are directed to the general public at large, or segments thereof, provided that no segment shall consist primarily of the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.13. This Section 12.13 shall not be deemed to preclude the Sellers or Servicer or any of their affiliates from soliciting any Mortgagor for any other financial products or services.

Section 12.14

Reserved.

Section 12.15

Electronic Execution.

With respect to the UBS Website Mortgage Loans, the Sellers and the Purchaser hereto agree that each document required to be executed under this Agreement required to be delivered on the Funding Dates shall be executed by the Seller and the Purchaser Electronically.  The Seller and the Purchaser hereby agree that any such electronic executions shall be conclusive evidence of such party’s intent to execute such document, shall be binding on such party and that the other party hereto (in addition to each other third party thereto, if any) is relying on the enforceability of such execution.

IN WITNESS WHEREOF, the Sellers and the Purchaser have caused their names to be signed hereto by their respective officers as of the date first written above.

UBS REAL ESTATE SECURITIES INC.,

f/k/a UBS WARBURG REAL ESTATE SECURITIES INC.

By:

Name:

Title:

By:

Name:

Title:

CENDANT MORTGAGE CORPORATION

By:

Name:

Title:

BISHOP’S GATE RESIDENTIAL

MORTGAGE TRUST (formerly known as

CENDANT RESIDENTIAL MORTGAGE TRUST)

By:

Cendant Mortgage Corporation,
as Administrator

By:

Name:

Title:

SCHEDULE B

LEGAL DOCUMENTS

The following items should be included with respect to any Mortgage Loan (other than a Cooperative Loan):

(1)

(A)

the original Mortgage Note, endorsed (on the Mortgage Note or an allonge attached thereto) “Pay to the order of _________________, without recourse” and signed by original signature in the name of such Seller by an authorized officer, with all intervening endorsements showing a complete, valid and proper chain of title from the originator of such Mortgage Loan to such Seller;

(B)

or a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing;

(2)**

The original Mortgage, with evidence of recording thereon, provided that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned by such recording office, a certified true, correct and complete copy of such original Mortgage so certified by the title insurer insuring the Mortgage, together with a certificate of the title insurer insuring the Mortgage or an officer’s certificate from the related Seller, certifying that such original Mortgage has been delivered to such recording office; if such Mortgage has been lost or if such public recording office retains the original recorded Mortgage, then a photocopy of such Mortgage certified by such public recording office to be a true, correct and complete copy of the original recorded Mortgage;

(3)

The original Assignment of Mortgage, in blank, which assignment shall be in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information) and in compliance with all applicable federal and state laws, rules, regulations and ordinances, with all intervening assignments showing a complete, valid and proper chain of title from the originator of such Mortgage Loan to the last assignee. If the Mortgage Loan was acquired by the last assignee in a merger, the Assignment of Mortgage must be made by “[name of last assignee], successor by merger to [name of predecessor]”. If the Mortgage Loan was acquired or originated by the last assignee while doing business under another name, the Assignment of Mortgage must be by “[name of last assignee], formerly known as [previous name]”;

(4)**

Originals of all intervening assignments of mortgage, with evidence of recording thereon, showing a complete chain of title from the originator to the last assignee, provided that if any such original intervening assignment of mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned by such recording office, a certified true, correct and complete copy of such original intervening assignment of mortgage so certified by an officer’s certificate of the title insurer insuring the Mortgage or an officer’s certificate of the related Seller stating that such intervening assignment of Mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true, correct and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Purchaser upon receipt thereof by the party delivering the officer’s certificate;

(5)

Originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, unless such originals are permanently retained by the applicable recording office (in which event, a photocopy of each such original, certified by the applicable recording office to be a true, correct and complete copy of the original) and an endorsement to the original policy of title insurance extending coverage to the date and time of the recording of any such modification or assumption;

(6)

If the Mortgage was executed pursuant to a power of attorney, a photocopy of the original power of attorney, with evidence of recording thereon;

(7)**

Either, (i) the original mortgagee title insurance policy or (ii) if such policy has not been issued, (a) a written commitment or binder for such policy issued by a title insurer and an officer’s certificate of the title insurer certifying that all of the requirements specified in such commitment have been satisfied or (b) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally;

(8)

the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

(9)

the original of any guaranty executed in connection with the Mortgage Note; and

(10)

with respect to each Additional Collateral Mortgage Loan, a copy of the Uniform Commercial Code Financing Statement and an original form UCC Assignment, if applicable, together with a copy of the applicable notice of assignment and acknowledgment;

The following items should be included with respect to any Cooperative Loan:

(1)

(A)

the original Mortgage Note, endorsed (on the Mortgage Note or an allonge attached thereto) “Pay to the order of _______________, without recourse” and signed by original signature in the name of such Seller by an authorized officer, with all intervening endorsements showing a complete, valid and proper chain of title from the originator of such Mortgage Loan to such Seller;

(B)

or a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing;

(2)

the original Acceptance of Assignment and Assumption of Lease Agreement for each Mortgage Loan, from such Seller signed by original signature to ___________________, which assignment shall be in form and substance acceptable for recording (except for the recording information);

(3)

the original Stock Certificate and related Stock Power, in blank, executed by the Mortgagor with such signature guaranteed and original Stock Power, in blank executed by the Seller;

(4)

the original Proprietary Lease and the Assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the Seller, then the Seller must execute an assignment of the Assignment of Proprietary Lease in blank;

(5)

the original Recognition Agreement and the original Assignment of Recognition Agreement;

(6)

the recorded state and county Financing Statements and Financing Statement Changes;

(7)

an Estoppel Letter and/or Consent;

(8)

the Cooperative Lien Search;

(9)

the guaranty of the Mortgage Note and Cooperative Loan, if any; and

(10)

the original of any security agreement or similar document executed in connection with the Cooperative Loan.

** Indicates those documents that shall be delivered to Purchaser immediately upon receipt thereof by the Seller or Servicer, but in no event later than 180 days following the related Funding Date.

With respect to any original Mortgage, original assumption, modification, and substitution agreements, or the original of any intervening assignment that have been sent for recording and have not been received from the recording office as of the Funding Date, or with respect to the original policy of title insurance, the Seller or Servicer shall deliver such documents to the Purchaser immediately upon receipt thereof; provided that if the original Mortgage, original assumption, modification, and substitution agreements, the original of any intervening assignment or the original policy of title insurance is not so delivered to the Purchaser within 180 days following the related Funding Date, then, upon written notice by the Purchaser to Cendant Mortgage, the Purchaser may, in its sole discretion, then elect (by providing written notice to Cendant Mortgage) to treat such Mortgage Loan as a Defective Mortgage Loan, whereupon Cendant Mortgage shall repurchase such Mortgage Loan in accordance with Section 3.04.

EXHIBIT 2.05

FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated of __________ ___, 2001, is entered into among [_______________], a _______________________ (the “Assignee”), UBS Real Estate Securities Inc., f/k/a UBS Warburg Real Estate Securities Inc. (the “Assignor”) and [Cendant Mortgage Corporation] [Bishop’s Gate Residential Mortgage Trust] (the “Seller “), with Cendant Mortgage Corporation, as the servicer (the “Servicer”).

RECITALS

WHEREAS the Assignor and the Seller have entered into a certain Amended and Restated Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2003 (as amended or modified to the date hereof, the “Agreement”), pursuant to which the Assignor has acquired certain Mortgage Loans pursuant to the terms of the Agreement and Servicer has agreed to service such Mortgage Loans; and

WHEREAS the Assignee has agreed, on the terms and conditions contained herein, to purchase from the Assignor certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”);

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and of the date hereof, the Assignor hereby sells, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Seller hereby acknowledges such assignment and assumption.

(b)

On and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee’s ownership interests in the Specified Mortgage Loans since the date of the Assignor’s acquisition of the Specified Mortgage Loans.

2.

Recognition of Purchaser

From and after the date hereof, both the Assignee and the Seller shall note the transfer of the Specified Mortgage Loans to the Assignee in their respective books and records and shall recognize the Assignee as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Assignee pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Assignee and the Assignor that the Assignment shall be binding upon and inure to the benefit of the Assignee and the Assignor and their successors and assigns.

3.

Representations and Warranties

(a)

The Assignee represents and wan-ants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or the Assignor other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

The representations and warranties set forth in Section 3.01 and Section 3.02 are true and correct as of the date hereof.

4.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

5.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

6.

Notices

Any notices or other communications permitted or required under the Agreement to be made to the Assignee shall be made in accordance with the terms of the Agreement and shall be sent to the Assignee as follows: [_________________], or to such other address as may hereafter be furnished by the Assignee to the parties in accordance with the provisions of the Agreement.

7.

Counterparts

This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

8.

Definitions

Any capitalized term used but not defined in this Agreement has the same meaning as in the Agreement.

[Assignment continues with signature page]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

UBS REAL ESTATE SECURITIES INC., f/k/a UBS WARBURG REAL ESTATE SECURITIES INC.

[

]

By:

Name:

Title:

By:

Name:

Title:

SELLER:

[CENDANT MORTGAGE CORPORATION] [BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST]

By:

Name:

Title:

ASSIGNEE:

By:

Name:

Title:

SERVICER:

CENDANT MORTGAGE CORPORATION

By:

Name:

Title:

EXHIBIT 10

FORM OF WARRANTY BILL OF SALE

On this _____________ day of ________, 200__, Cendant Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust (together, the “Sellers”) as the Sellers under that certain Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of November 1, 2003 (the “Agreement”), among the Sellers and UBS Real Estate Securities Inc., f/k/a UBS Warburg Real Estate Securities Inc. (the “Purchaser”) do hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, together with the related Legal Documents and the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.01 of the Agreement, the Seller has delivered to the Purchaser or its custodian the Legal Documents for each Mortgage Loan to be purchased as set forth in the Agreement. The contents of each related Mortgage File required to be retained by Cendant Mortgage Corporation (“Cendant”) to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by Cendant for the benefit of the Purchaser as the owner thereof. Cendant’s possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by Cendant shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, the Legal Documents and the contents of the Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Cendant shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by Cendant at the will of the Purchaser in such custodial capacity only.

The Seller and Servicer confirms to the Purchaser that the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Agreement are true and correct as of the date hereof, and that all statements made in the Sellers’ Officer’s Certificate and all attachments thereto remain complete, true and correct in all respects as of the date hereof.

Following is a brief summary of the Mortgage Loans listed on the attached Mortgage Loan Schedule:

Loan Type:	[Fixed Rate] / [Adjustable Rate]
Number of Mortgage Loans:
Original Principal Balance:	$
Scheduled Principal Balance:	%
Weighted Average Note Rate:	%
Weighted Average Servicing Fee:	%
[Weighted Average Lender-Paid Mortgage	______%]
Weighted Average Remittance Rate:	%
Weighted Average Loan-To-Value Ratio:	%
Weighted Average Remaining Months	______ months
to Maturity:
[For ARM Loans: ARM Type: Index:
Weighted Average Gross Margin	%
Weighted Average Months to Next	______ months]
Rate Adjustment Date:

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

CENDANT MORTGAGE CORPORATION

By:

Name:

Title:

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST (formerly known as CENDANT RESIDENTIAL MORTGAGE TRUST)

By:

Cendant Mortgage Corporation, as Administrator

By:

Name:

Title:

EXHIBIT 11

FORM OF ADDITIONAL COLLATERAL ASSIGNMENT AND SERVICING AGREEMENT

EXHIBIT 12

FORM CERTIFICATION TO BE
PROVIDED BY THE SERVICER

I, [identify the certifying individual], certify to ________________________, and its officers, directors, agents and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the Annual Statement of Compliance;

2.

Based on my knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under the Servicing Agreement has been provided to the Master Servicer;

3.

I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required by the Servicing Agreement, and except as disclosed in the Annual Statement of Compliance or the Annual Independent Public Accountant’s Servicing Report, or otherwise disclosed in writing, the Servicer has, as of the last day of the period covered by the Annual Statement of Compliance, fulfilled its obligation under the Servicing Agreement; and

4.

I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards as determined in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Servicing Agreement.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of November 1, 2003 (the “Servicing Agreement”), between UBS Real Estate Securities Inc., f/k/a UBS Warburg Real Estate Securities Inc., Cendant Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust.

CENDANT MORTGAGE CORPORATION

By:

Name:

Title:

Date: